UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3346

                          OPPENHEIMER SERIES FUND, INC.
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

OPPENHEIMER DISCIPLINED ALLOCATION FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Bonds and Notes                     48.3%
Stocks                              45.2
Cash Equivalents                     6.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2005, and are based on the total market value of investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Software                                                                    7.2%
--------------------------------------------------------------------------------
Media                                                                       6.0
--------------------------------------------------------------------------------
Pharmaceuticals                                                             4.0
--------------------------------------------------------------------------------
Aerospace & Defense                                                         3.3
--------------------------------------------------------------------------------
Diversified Financial Services                                              3.1
--------------------------------------------------------------------------------
Oil & Gas                                                                   3.1
--------------------------------------------------------------------------------
Insurance                                                                   2.9
--------------------------------------------------------------------------------
Tobacco                                                                     2.6
--------------------------------------------------------------------------------
Electric Utilities                                                          2.1
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              2.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2005, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.                                         3.1%
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          2.6
--------------------------------------------------------------------------------
Liberty Media Corp., Cl. A                                                  2.3
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.2
--------------------------------------------------------------------------------
Cendant Corp.                                                               2.0
--------------------------------------------------------------------------------
BP plc, ADR                                                                 2.0
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A                                              1.9
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C                                              1.8
--------------------------------------------------------------------------------
Honeywell International, Inc.                                               1.6
--------------------------------------------------------------------------------
AES Corp. (The)                                                             1.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2005, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------


                   7 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO APPROPRIATE BROAD-BASED MARKET INDICES.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. As stocks outperformed bonds in the twelve months ended October 31, 2005, Oppenheimer Disciplined Allocation Fund, which can invest in stocks, bonds, cash equivalents or any combination of these, benefited from a moderate tilt toward equities which represented approximately 52% of the Fund's assets at period end.

      In managing the equity portfolio, we strove, as always, to achieve above-average total returns while seeking to maintain overall portfolio risk at market-like levels. Because we do not believe that investors can consistently add value by significantly over- or underweighting equity market sectors, we limit sector variances so that these weightings can have no more effect on performance than any of the Fund's 50 - 70 individual stock holdings would have. To add value, we seek to identify within each sector those companies that have the strongest three-year earnings power. We believe this time-tested, traditional value investor's metric is the single most reliable predictor of stocks that outperform.

      In nine of 10 sectors, the stock portfolio's positive results can be attributed to our individual stock selections rather than sector weightings; over- or underweightings in those sectors were negligible while our holdings delivered above-average total returns. Among the largest individual contributors was Liberty Global, Inc., a U.S. company that operates cable TV systems in Europe and Japan. Our research showed that Liberty Global faced fewer structural competitive issues and may have more growth opportunities than U.S. cable operators.

      Few stocks detracted from performance. The notable exception was IDT Corp., Cl. B, a multinational communications company that did not stay focused on its core growth opportunities in telephone services, prepaid phone cards and animation media. Nonetheless, we maintained the position; the release of a new animated film in 2006 could help to get the company back on track.

      The one area where we might have added more value was the market-leading energy sector. We intentionally underweighted energy stocks, because we could not identify a significant supply-demand issue that justified current prices. As we see it, a bottleneck at the U.S. refining level has been extrapolated throughout the energy industry on a global basis and is unlikely to be sustainable. We remain slightly underexposed to energy-related investments.

      The loss of performance in energy stocks was partially offset by the Fund's bond portfolio, which was positioned to enhance yield while limiting principal erosion in a rising-rate environment.

      Toward that end, we maintained a short duration (i.e., a lower sensitivity to changing interest rates than the benchmark index). Last May and again in September, our analysis told us that investors expected interest rates to remain at historically low levels for some years to


                   8 | OPPENHEIMER DISCIPLINED ALLOCATION FUND come. Yet our quantitative analysis suggested that, given the fundamental strength of the economy and the Fed's commitment to keeping inflation low, interest rates were likely to rise more significantly than investors anticipated. In response, we briefly shortened the Fund's duration even more. In both May and September, this proved beneficial, limiting the negative impact on principal as rates continued to climb. This interest-rate management approach was the major contributor to the bond portfolio's positive returns during the six-month period.

      Another positive factor was our decision to trim the portfolio's exposure to mortgage-backed securities. Within this sector, we continued to favor higher-coupon mortgages. In our view the market had priced in too high a level of expected prepayments which led to these securities offering value. As rates rose these prepayment assumptions of the market moved closer to our expectations, leading to these high-coupon mortgage pools adding significantly to the Fund's current income during the past six months.

      Our corporate bond allocation had little net effect on performance. An emphasis on shorter-term corporates was a boon as these are less sensitive to the widening in credit spread that occurred during the period but was more or less offset by a larger investment in BBB-rated securities, the lowest echelon of the investment-grade universe. These BBB securities boosted current yield but were also more sensitive to widening in credit spreads.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2005. In the case of Class A and Class B shares, performance is measured over a ten-fiscal-year period. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to the Merrill Lynch Corporate/Government Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds regarded as a general measurement of the performance of the domestic debt securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.


                   9 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer Disciplined Allocation Fund (Class A)
      S&P 500 Index
      Merrill Lynch Corporate/Government Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                    Merrill
                                                                Lynch Corporate/
                     Oppenheimer Disciplined                       Government
                     Allocation Fund (Class A)   S&P 500 Index    Master Index
12/31/1994                      9,425                10,000          10,000
03/31/1995                     10,000                10,973          10,488
06/30/1995                     10,654                12,019          11,166
09/30/1995                     11,144                12,973          11,372
12/31/1995                     11,682                13,753          11,898
03/31/1996                     11,879                14,491          11,636
06/30/1996                     11,959                15,141          11,685
09/30/1996                     12,190                15,609          11,887
10/31/1996 1                   12,803                16,039          12,160
01/31/1997                     13,094                17,965          12,268
04/30/1997                     13,131                18,399          12,336
07/31/1997                     14,885                22,014          12,976
10/31/1997                     14,752                21,188          13,251
01/31/1998                     15,036                22,798          13,646
04/30/1998                     16,055                25,955          13,724
07/31/1998                     15,625                26,264          14,034
10/31/1998                     15,626                25,852          14,617
01/31/1999                     16,879                30,209          14,838
04/30/1999                     16,937                31,620          14,603
07/31/1999                     16,650                31,570          14,359
10/31/1999                     16,035                32,486          14,509
01/31/2000                     15,733                33,333          14,425
04/30/2000                     16,620                34,820          14,748
07/31/2000                     16,734                34,400          15,175
10/31/2000                     17,362                34,461          15,555
01/31/2001                     17,558                33,033          16,391
04/30/2001                     16,539                30,306          16,516
07/31/2001                     16,549                29,473          17,112
10/31/2001                     15,605                25,884          17,946
01/31/2002                     15,930                27,703          17,617
04/30/2002                     15,806                26,482          17,747
07/31/2002                     14,544                22,513          18,322
10/31/2002                     14,690                21,976          18,946
01/31/2003                     14,600                21,330          19,422
04/30/2003                     15,151                22,959          19,934
07/31/2003                     16,164                24,908          19,585
10/31/2003                     16,772                26,544          20,055
01/31/2004                     17,846                28,698          20,493
04/30/2004                     17,485                28,209          20,296
07/31/2004                     17,393                28,186          20,490
10/31/2004                     17,967                29,043          21,166
01/31/2005                     18,943                30,484          21,305
04/30/2005                     18,712                29,995          21,356
07/31/2005                     19,641                32,145          21,512
10/31/2005                     19,331                31,574          21,382

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05

1-Year 1.41%   5-Year 0.97%   10-Year 5.05%

1. The Fund changed its fiscal year end from 12/31 to 10/31.


                  10 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
    Oppenheimer Disciplined Allocation Fund (Class B)
    S&P 500 Index
    Merrill Lynch Corporate/Government Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Disciplined
                         Allocation fund                              Merrill Lynch Corporate/
                           (Class B)             S&P 500 Index        Government Master Index
10/02/1995                  10,000                   10,000                 10,000
12/31/1995                  10,493                   10,602                 10,463
03/31/1996                  10,647                   11,170                 10,232
06/30/1996                  10,697                   11,671                 10,275
09/30/1996                  10,880                   12,032                 10,453
10/31/1996 1                11,072                   12,364                 10,693
01/31/1997                  11,651                   13,848                 10,788
04/30/1997                  11,664                   14,183                 10,848
07/31/1997                  13,198                   16,969                 11,411
10/31/1997                  13,060                   16,332                 11,652
01/31/1998                  13,283                   17,573                 11,999
04/30/1998                  14,159                   20,007                 12,068
07/31/1998                  13,749                   20,245                 12,341
10/31/1998                  13,726                   19,928                 12,854
01/31/1999                  14,805                   23,286                 13,048
04/30/1999                  14,821                   24,374                 12,841
07/31/1999                  14,546                   24,335                 12,627
10/31/1999                  13,978                   25,041                 12,758
01/31/2000                  13,687                   25,694                 12,685
04/30/2000                  14,437                   26,841                 12,968
07/31/2000                  14,507                   26,517                 13,344
10/31/2000                  15,023                   26,563                 13,678
01/31/2001                  15,171                   25,463                 14,414
04/30/2001                  14,259                   23,360                 14,524
07/31/2001                  14,239                   22,719                 15,047
10/31/2001                  13,407                   19,952                 15,781
01/31/2002                  13,686                   21,354                 15,492
04/30/2002                  13,579                   20,413                 15,606
07/31/2002                  12,495                   17,354                 16,111
10/31/2002                  12,621                   16,940                 16,660
01/31/2003                  12,544                   16,442                 17,079
04/30/2003                  13,017                   17,697                 17,529
07/31/2003                  13,887                   19,200                 17,222
10/31/2003                  14,409                   20,461                 17,635
01/31/2004                  15,332                   22,121                 18,021
04/30/2004                  15,021                   21,744                 17,848
07/31/2004                  14,943                   21,727                 18,018
10/31/2004                  15,436                   22,387                 18,613
01/31/2005                  16,274                   23,498                 18,735
04/30/2005                  16,076                   23,121                 18,779
07/31/2005                  16,874                   24,778                 18,916
10/31/2005                  16,608                   24,338                 18,803

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05

1-Year 1.68%   5-Year 0.94%   10-Year 5.19%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE-INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 14 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from 12/31 to 10/31.


                  11 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
    Oppenheimer Disciplined Allocation Fund (Class C)
    S&P 500 Index
    Merrill Lynch Corporate/Government Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Disciplined
                         Allocation Fund                              Merrill Lynch Corporate/
                            (Class C)                S&P 500 Index    Government Master Index
05/01/1996                    10,000                     10,000                 10,000
06/30/1996                    10,062                     10,297                 10,113
09/30/1996                    10,225                     10,615                 10,288
10/31/1996 1                  10,408                     10,908                 10,524
01/31/1997                    10,955                     12,217                 10,618
04/30/1997                    10,965                     12,512                 10,677
07/31/1997                    12,406                     14,971                 11,231
10/31/1997                    12,274                     14,409                 11,469
01/31/1998                    12,489                     15,503                 11,810
04/30/1998                    13,304                     17,650                 11,878
07/31/1998                    12,921                     17,861                 12,146
10/31/1998                    12,901                     17,581                 12,651
01/31/1999                    13,912                     20,544                 12,842
04/30/1999                    13,927                     21,503                 12,639
07/31/1999                    13,664                     21,469                 12,428
10/31/1999                    13,138                     22,092                 12,557
01/31/2000                    12,858                     22,668                 12,485
04/30/2000                    13,561                     23,679                 12,764
07/31/2000                    13,628                     23,394                 13,134
10/31/2000                    14,115                     23,435                 13,463
01/31/2001                    14,248                     22,464                 14,187
04/30/2001                    13,400                     20,609                 14,295
07/31/2001                    13,373                     20,043                 14,810
10/31/2001                    12,596                     17,602                 15,533
01/31/2002                    12,835                     18,839                 15,248
04/30/2002                    12,704                     18,009                 15,360
07/31/2002                    11,666                     15,310                 15,857
10/31/2002                    11,760                     14,945                 16,397
01/31/2003                    11,658                     14,505                 16,809
04/30/2003                    12,073                     15,613                 17,253
07/31/2003                    12,856                     16,939                 16,951
10/31/2003                    13,310                     18,051                 17,357
01/31/2004                    14,130                     19,516                 17,737
04/30/2004                    13,809                     19,183                 17,567
07/31/2004                    13,707                     19,168                 17,734
10/31/2004                    14,125                     19,750                 18,319
01/31/2005                    14,866                     20,730                 18,440
04/30/2005                    14,645                     20,398                 18,483
07/31/2005                    15,341                     21,860                 18,618
10/31/2005                    15,073                     21,472                 18,506

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05

1-Year 5.71%   5-Year 1.32%   Since Inception (5/1/96) 4.41%

1. The Fund changed its fiscal year end from 12/31 to 10/31.


                  12 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
    Oppenheimer Disciplined Allocation Fund (Class N)
    S&P 500 Index
    Merrill Lynch Corporate/Government Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Disciplined
                          Allocation Fund                              Merrill Lynch Corporate/
                             (Class N)            S&P 500 Index        Government Master Index
03/01/2001                    10,000                 10,000                 10,000
04/30/2001                     9,793                 10,094                  9,968
07/31/2001                     9,785                  9,817                 10,328
10/31/2001                     9,210                  8,621                 10,831
01/31/2002                     9,399                  9,227                 10,633
04/30/2002                     9,317                  8,821                 10,711
07/31/2002                     8,570                  7,499                 11,058
10/31/2002                     8,642                  7,320                 11,435
01/31/2003                     8,581                  7,104                 11,722
04/30/2003                     8,897                  7,647                 12,031
07/31/2003                     9,484                  8,296                 11,820
10/31/2003                     9,835                  8,841                 12,104
01/31/2004                    10,458                  9,559                 12,368
04/30/2004                    10,229                  9,396                 12,250
07/31/2004                    10,167                  9,388                 12,367
10/31/2004                    10,493                  9,674                 12,775
01/31/2005                    11,051                 10,154                 12,859
04/30/2005                    10,899                  9,991                 12,889
07/31/2005                    11,431                 10,707                 12,983
10/31/2005                    11,236                 10,517                 12,905

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05

1-Year 6.09%   5-Year N/A   Since Inception (3/1/01) 2.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE-INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 14 FOR FURTHER INFORMATION.


                  13 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.


                  14 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  15 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                  16 | OPPENHEIMER DISCIPLINED ALLOCATION FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                           BEGINNING          ENDING            EXPENSES
                           ACCOUNT            ACCOUNT           PAID DURING
                           VALUE              VALUE             6 MONTHS ENDED
                           (5/1/05)           (10/31/05)        OCTOBER 31, 2005
--------------------------------------------------------------------------------
Class A Actual             $ 1,000.00         $ 1,033.10        $  5.65
--------------------------------------------------------------------------------
Class A Hypothetical         1,000.00           1,019.66           5.62
--------------------------------------------------------------------------------
Class B Actual               1,000.00           1,028.80          10.17
--------------------------------------------------------------------------------
Class B Hypothetical         1,000.00           1,015.22          10.11
--------------------------------------------------------------------------------
Class C Actual               1,000.00           1,029.20          10.33
--------------------------------------------------------------------------------
Class C Hypothetical         1,000.00           1,015.07          10.26
--------------------------------------------------------------------------------
Class N Actual               1,000.00           1,031.00           8.02
--------------------------------------------------------------------------------
Class N Hypothetical         1,000.00           1,017.34           7.96

Hypothetical assumes 5% annual return before expenses. Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended October 31, 2005 are as follows:

CLASS     EXPENSE RATIOS
------------------------
Class A        1.10%
------------------------
Class B        1.98
------------------------
Class C        2.01
------------------------
Class N        1.56

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                  17 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  October 31, 2005
--------------------------------------------------------------------------------

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--51.7%
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.3%
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%
WCI Communities, Inc. 1                                                                                      17,500   $     437,850
------------------------------------------------------------------------------------------------------------------------------------
MEDIA--6.0%
Liberty Global, Inc., Series A                                                                               99,731       2,470,337
------------------------------------------------------------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                                                                             99,731       2,365,619
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                                                                                375,200       2,990,344
                                                                                                                      --------------
                                                                                                                          7,826,300

------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.9%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.6%
Constellation Brands, Inc., Cl. A 1                                                                          36,300         854,502
------------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.7%
Wal-Mart Stores, Inc.                                                                                        18,600         879,966
------------------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.6%
Altria Group, Inc.                                                                                           44,600       3,347,230
------------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.0%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.9%
Halliburton Co.                                                                                              20,400       1,205,640
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS--3.1%
BP plc, ADR                                                                                                  39,800       2,642,720
------------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                                                           4,000         363,600
------------------------------------------------------------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                                                                        18,100         995,500
                                                                                                                      --------------
                                                                                                                          4,001,820

------------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--10.3%
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.4%
UBS AG                                                                                                       21,311       1,809,869
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.0%
Bank of America Corp.                                                                                        16,102         704,301
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                                               14,788         747,090
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                            19,200       1,155,840
                                                                                                                      --------------
                                                                                                                          2,607,231

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.1%
Capital One Financial Corp.                                                                                  15,800       1,206,330
------------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                                              21,377         978,639
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                                                         32,200       1,179,164
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                                                                6,200         741,954
                                                                                                                      --------------
                                                                                                                          4,106,087


                  18 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.9%
American International Group, Inc.                                                                            7,100      $  460,080
------------------------------------------------------------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd.                                                                                15,300         370,107
------------------------------------------------------------------------------------------------------------------------------------
Everest Re Group Ltd.                                                                                         8,300         825,435
------------------------------------------------------------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                                                                              42,400       1,343,656
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Cos., Inc. (The)                                                                                     28,600         370,370
------------------------------------------------------------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                                                                          12,700         361,823
                                                                                                                      --------------
                                                                                                                          3,731,471

------------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.9%
Countrywide Financial Corp.                                                                                  22,100         702,117
------------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                                                   8,500         521,475
                                                                                                                      --------------
                                                                                                                          1,223,592

------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--6.6%
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.3%
MedImmune, Inc. 1                                                                                            16,000         559,680
------------------------------------------------------------------------------------------------------------------------------------
Wyeth                                                                                                        25,300       1,127,368
                                                                                                                      --------------
                                                                                                                          1,687,048

------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Boston Scientific Corp. 1                                                                                    22,600         567,712
------------------------------------------------------------------------------------------------------------------------------------
Cooper Cos., Inc. (The)                                                                                       6,000         413,040
                                                                                                                      --------------
                                                                                                                            980,752

------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.6%
Manor Care, Inc.                                                                                             11,200         417,200
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp. 1                                                                                     45,900         386,478
                                                                                                                      --------------
                                                                                                                            803,678

------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--4.0%
GlaxoSmithKline plc, ADR                                                                                     18,900         982,611
------------------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                                                 48,400       1,052,216
------------------------------------------------------------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                                                                                       31,900       1,279,828
------------------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp. 2                                                                                      44,800         911,232
------------------------------------------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 1                                                                               27,500         950,400
                                                                                                                      --------------
                                                                                                                          5,176,287


                  19 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--5.8%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.3%
Honeywell International, Inc.                                                                                61,500   $   2,103,300
------------------------------------------------------------------------------------------------------------------------------------
Orbital Sciences Corp. 1                                                                                    131,300       1,527,019
------------------------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                                    14,000         717,920
                                                                                                                      --------------
                                                                                                                          4,348,239

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.0%
Cendant Corp.                                                                                               152,500       2,656,550
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.3%
Corinthian Colleges, Inc. 1                                                                                  26,700         332,148
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
GrafTech International Ltd. 1                                                                                41,100         201,390
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--10.8%
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.6%
Cisco Systems, Inc. 1                                                                                        42,500         741,625
------------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., Series B, Escrow Shares 1,3,4                                                      100              --
                                                                                                                      --------------
                                                                                                                            741,625

------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.2%
Hewlett-Packard Co.                                                                                          45,400       1,273,016
------------------------------------------------------------------------------------------------------------------------------------
Hutchinson Technology, Inc. 1                                                                                14,100         349,680
                                                                                                                      --------------
                                                                                                                          1,622,696

------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Flextronics International Ltd. 1                                                                             44,700         415,263
------------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.1%
Net2Phone, Inc. 1                                                                                           118,500         177,750
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.4%
ATI Technologies, Inc. 1                                                                                     52,500         758,625
------------------------------------------------------------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. A 1                                                                       44,200       1,047,098
                                                                                                                      --------------
                                                                                                                          1,805,723

------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--7.2%
Compuware Corp. 1                                                                                            48,000         388,320
------------------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                                                             113,200       2,909,240
------------------------------------------------------------------------------------------------------------------------------------
Novell, Inc. 1                                                                                              153,900       1,172,718
------------------------------------------------------------------------------------------------------------------------------------
Synopsys, Inc. 1                                                                                             44,400         841,380
------------------------------------------------------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                                                                       197,150       4,071,148
                                                                                                                      --------------
                                                                                                                          9,382,806


                  20 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                                              VALUE
                                                                                                             SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MATERIALS--0.6%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.6%
Praxair, Inc.                                                                                                15,100   $     746,091
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.3%
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
IDT Corp., Cl. B 1                                                                                          141,400       1,688,316
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.1%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.1%
AES Corp. (The) 1                                                                                           121,500       1,930,635
------------------------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                                                                       58,200         739,140
                                                                                                                      --------------
                                                                                                                          2,669,775
                                                                                                                      --------------

Total Common Stocks (Cost $58,477,600)                                                                                   67,467,695

                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--6.7%
Aesop Funding II LLC, Automobile Asset-Backed Certificates, Series 2005-1A, Cl. A2, 4.06%, 4/20/08 5      $  80,000          80,061
------------------------------------------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2005-A, Cl. A2, 3.66%, 12/26/07               276,299         275,493
------------------------------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts.:
Series 2004-2, Cl. A3, 3.58%, 1/15/09                                                                       270,000         264,371
Series 2005-1, Cl. A2B, 3.73%, 7/16/07                                                                      130,000         129,820
------------------------------------------------------------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust, Automobile Loan Asset-Backed Securities,
  Series 2005-1, Cl. A2, 4.24%, 11/15/07                                                                    310,000         309,345
------------------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates:
Series 2004-D, Cl. AF1, 2.98%, 4/25/20                                                                       39,671          39,455
Series 2005-B, Cl. AF1, 4.02%, 3/26/35                                                                       56,092          55,755
Series 2005-C, Cl. AF1, 4.196%, 6/25/35                                                                     154,730         153,968
Series 2005-D, Cl. AF1, 5.04%, 10/25/35                                                                     270,000         270,000
Series 2005-D, Cl. AV2, 4.21%, 10/25/35 5                                                                   220,000         220,000
------------------------------------------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates, Home Equity Mtg. Obligations:
Series 2003-5, Cl. 1A2, 2.451%, 11/25/18                                                                      3,810           3,801
Series 2004-1, Cl. 1A2, 2.427%, 6/25/19                                                                      43,028          42,899
------------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2002-A, Cl. A4, 4.24%, 9/15/08                                                                        23,584          23,576
Series 2005-A, Cl. A2, 3.72%, 12/15/07                                                                      230,000         228,885
------------------------------------------------------------------------------------------------------------------------------------
CIT Equipment Collateral, Equipment Receivable-Backed Nts.,
Series 2004-DFS, Cl. A2, 2.66%, 11/20/06                                                                    142,803         142,247
------------------------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                                                                          40,000          38,957
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc., Collateralized Mtg. Obligations,
  Series 2005-WF2, Cl. AF2, 4.922%, 8/25/35 5                                                               338,504         337,020


                  21 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
------------------------------------------------------------------------------------------------------------------------------------
Consumer Credit Reference Index Securities Program, Credit Card Asset-Backed Certificates,
Series 2002-B, Cl. FX, 10.421%, 3/22/07 3                                                                 $  70,000   $      72,861
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates, Inc., Home Equity Asset-Backed Certificates:
Series 2002-4, Cl. A1, 4.408%, 2/25/33 5                                                                      4,125           4,167
Series 2005-7, Cl. AF1B, 4.317%, 11/25/35 5                                                                 178,828         177,958
------------------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates:
Series 2002-A, Cl. A4, 4.49%, 10/6/08                                                                        48,983          49,009
Series 2004-B, Cl. A2, 2.48%, 2/8/07                                                                         20,251          20,236
Series 2004-C, Cl. A2, 2.62%, 6/8/07                                                                        188,987         188,346
Series 2005-A, Cl. A2, 3.17%, 9/8/07                                                                        236,095         235,285
Series 2005-B, Cl. A2, 3.75%, 12/8/07                                                                       230,000         229,464
------------------------------------------------------------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity Mtg. Pass-Through Certificates, Series 2004-3, Cl. AF2, 3.80%,
7/25/34 5                                                                                                   230,000         228,875
------------------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Asset-Backed Certificates, Home Equity Receivables, Series 2005-FF10,
Cl. A3, 4.248%, 11/25/39 5                                                                                  330,000         330,000
------------------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2004-A, Cl. A2, 2.13%, 10/15/06                                                                       49,536          49,482
Series 2005-A, Cl. A3, 3.48%, 11/17/08                                                                      190,000         187,565
Series 2005-B, Cl. A2, 3.77%, 9/15/07                                                                       171,315         170,968
------------------------------------------------------------------------------------------------------------------------------------
GS Auto Loan Trust, Automobile Loan Asset-Backed Securities, Series 2005-1, Cl. A2, 4.32%, 5/15/08          590,000         588,444
------------------------------------------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts., Series 2003-3, Cl. A1, 1.50%, 1/15/08          17,776          17,764
------------------------------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable Obligations:
Series 2005-1, Cl. A2, 3.21%, 5/21/07                                                                       107,281         106,940
Series 2005-3, Cl. A2, 3.73%, 10/18/07                                                                      210,000         208,870
------------------------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Home Equity Obligations, Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35                           290,226         290,668
------------------------------------------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%,
4/25/31 3                                                                                                   596,634         606,276
------------------------------------------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 5.32%, 3/15/16 5       360,000         382,538
------------------------------------------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease Obligations, Series 2004-A, Cl. A2, 2.55%, 1/15/07                 65,248          65,122
------------------------------------------------------------------------------------------------------------------------------------
Onyx Acceptance Owner Trust, Automobile Receivable Obligations:
Series 2002-B, Cl. A4, 4.71%, 3/15/09                                                                       117,871         117,804
Series 2005-B, Cl. A2, 4.03%, 4/15/08                                                                       170,000         169,380
------------------------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust, Home Equity Pass-Through Certificates:
Series 2004-5, Cl. A F2, 3.735%, 11/10/34 5                                                                  70,000          69,023
Series 2005-1, Cl. A F2, 3.914%, 5/25/35 5                                                                   60,000          59,039
Series 2005-2, Cl. A F2, 4.415%, 4/25/35 5                                                                   90,000          89,025
------------------------------------------------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc., Home Equity Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI3, 4.45%, 7/25/28                                                                    170,000         168,674


                  22 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
------------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                                                                  $ 365,644   $     365,416
------------------------------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2004-2, Cl. A2, 2.41%, 2/15/07                                                                        42,993          42,942
Series 2004-3, Cl. A2, 2.79%, 6/15/07                                                                       100,362         100,107
------------------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities:
Series 2004-A, Cl. A2, 2.47%, 1/22/07                                                                        98,496          98,241
Series 2005-A, Cl. A2, 3.52%, 4/20/07                                                                       230,000         229,169
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Nts., Series 2004-B, Cl. A2, 2.40%, 5/21/07                 54,790          54,650
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. AI1B, 2.94%,
9/25/18 5                                                                                                   142,847         141,655
------------------------------------------------------------------------------------------------------------------------------------
WFS Financial Owner Trust, Automobile Receivable Obligations, Series 2002-2, Cl. A4, 4.50%,
2/20/10                                                                                                      57,594          57,638
------------------------------------------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivable Certificates, Series 2004-1, Cl. A2A, 2.59%, 5/15/07      125,576         125,010
                                                                                                                      --------------

Total Asset-Backed Securities (Cost $8,736,282)                                                                           8,714,264

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--30.0%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--25.2%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--24.9%
Federal Home Loan Mortgage Corp.:
6%, 4/1/17-7/1/24                                                                                           882,392         900,312
6.50%, 4/1/18-4/1/34                                                                                        315,925         325,333
7%, 6/1/29-11/1/32                                                                                          848,162         885,850
8%, 4/1/16                                                                                                   87,416          93,403
9%, 8/1/22-5/1/25                                                                                            24,613          26,725
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through
Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                                                            8,707           8,700
Series 2034, Cl. Z, 6.50%, 2/15/28                                                                           70,358          72,358
Series 2053, Cl. Z, 6.50%, 4/15/28                                                                           80,700          82,952
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                                         112,178         114,944
Series 2075, Cl. D, 6.50%, 8/15/28                                                                          221,691         227,648
Series 2080, Cl. Z, 6.50%, 8/15/28                                                                           68,806          70,342
Series 2387, Cl. PD, 6%, 4/15/30                                                                             93,010          93,557
Series 2456, Cl. BD, 6%, 3/15/30                                                                             40,232          40,349
Series 2498, Cl. PC, 5.50%, 10/15/14                                                                          3,485           3,484
Series 2500, Cl. FD, 4.47%, 3/15/32 5                                                                        36,998          37,379
Series 2526, Cl. FE, 4.37%, 6/15/29 5                                                                        46,665          47,041
Series 2551, Cl. FD, 4.37%, 1/15/33 5                                                                        36,408          36,702
Series 2583, Cl. KA, 5.50%, 3/15/22                                                                         213,127         213,724
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 12.125%, 6/1/26 6                                                                        66,743          14,607


                  23 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 183, Cl. IO, 9.65%, 4/1/27 6                                                                      $  104,113   $      23,669
Series 184, Cl. IO, 15.59%, 12/1/26 6                                                                       111,933          23,127
Series 192, Cl. IO, 13.946%, 2/1/28 6                                                                        32,408           6,359
Series 200, Cl. IO, 12.592%, 1/1/29 6                                                                        38,758           8,698
Series 2003-118, Cl. S, 22.81%, 12/25/33 6                                                                  534,233          57,489
Series 2130, Cl. SC, 8.269%, 3/15/29 6                                                                       88,102           7,062
Series 2796, Cl. SD, 13.706%, 7/15/26 6                                                                     115,984           9,060
Series 2920, Cl. S, 16.676%, 1/15/35 6                                                                      730,791          37,569
Series 3000, Cl. SE, 27.85%, 7/15/25 6                                                                      695,883          28,119
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.781%, 6/1/26 7                                                                                             37,266          31,010
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 12/1/20 8                                                                                          2,037,000       1,968,251
5%, 6/1/18-7/1/18                                                                                           677,324         668,836
5%, 11/1/35 8                                                                                             3,925,000       3,777,813
5.50%, 2/1/33-11/1/34                                                                                     2,249,870       2,223,605
5.50%, 11/1/33-11/1/35 8                                                                                  3,594,823       3,548,302
6%, 7/1/16-11/1/32                                                                                        1,796,831       1,835,988
6%, 11/1/20-11/1/35 8                                                                                     5,797,000       5,862,882
6.50%, 3/1/26-10/1/30                                                                                        88,840          91,589
6.50%, 10/1/34-12/1/35 8                                                                                  4,343,000       4,456,911
7%, 11/1/17-2/25/22                                                                                         407,053         421,098
7.50%, 1/1/08-8/1/29                                                                                        100,303         105,459
8.50%, 7/1/32                                                                                                 8,728           9,472
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO, Trust 2002-T1, Cl. A2, 7%, 11/25/31                     244,405         253,080
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                                                        187,435         192,952
Trust 1996-35, Cl. Z, 7%, 7/25/26                                                                           281,572         292,313
Trust 1998-63, Cl. PG, 6%, 3/25/27                                                                           12,792          12,770
Trust 2001-50, Cl. NE, 6%, 8/25/30                                                                           49,237          49,495
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                                                      272,204         280,904
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                                           55,562          56,054
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                                           36,758          36,935
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                                           13,868          13,911
Trust 2002-77, Cl. WF, 4.38%, 12/18/32 5                                                                     56,618          57,014
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                                                         1,411           1,408
Trust 2003-10, Cl. HP, 5%, 2/25/18                                                                          350,000         343,407
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                                         236,000         231,839
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                                                       160,000         150,232
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Interest-Only Stripped Mtg.-Backed Security:
Trust 1993-223, Cl. PM, 2.758%, 10/25/23 6                                                                   63,120           6,387


                  24 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued

Federal National Mortgage Assn., CMO, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 2002-38, Cl. SO, 8.938%, 4/25/32 6                                                                 $   87,399   $       5,185
Trust 2002-47, Cl. NS, 10.012%, 4/25/32 6                                                                   140,108          12,058
Trust 2002-51, Cl. S,10.203%, 8/25/32 6                                                                     128,714           9,887
Trust 2002-77, Cl. IS, 10.288%, 12/18/32 6                                                                  148,903          12,636
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 222, Cl. 2, 10.91%, 6/1/23 6                                                                          227,110          45,983
Trust 240, Cl. 2, 14.07%, 9/1/23 6                                                                          357,107          80,851
Trust 247, Cl. 2, 12.803%, 10/1/23 6                                                                        391,454          83,654
Trust 252, Cl. 2, 2.975%, 11/1/23 6                                                                         171,257          39,533
Trust 254, Cl. 2, 6.781%, 1/1/24 6                                                                           84,793          19,421
Trust 273, Cl. 2, 12.538%, 8/1/26 6                                                                          49,190          10,436
Trust 319, Cl. 2, 12.063%, 2/1/32 6                                                                          71,277          17,563
Trust 321, Cl. 2, 6.79%, 3/1/32 6                                                                           697,272         169,960
Trust 329, Cl. 2, 9.491%, 1/1/33 6                                                                          113,158          27,618
Trust 331, Cl. 9, (12.619)%, 2/1/33 6                                                                       193,828          43,795
Trust 333, Cl. 2, 10.34%, 3/1/33 6                                                                          813,531         200,968
Trust 334, Cl. 17, (4.23)%, 2/1/33 6                                                                        115,821          25,730
Trust 350, Cl. 2, 10.96%, 2/1/34 6                                                                          764,947         187,292
Trust 2001-65, Cl. S, 22.94%, 11/25/31 6                                                                    318,298          29,652
Trust 2001-81, Cl. S, 12.685%, 1/25/32 6                                                                     71,405           6,434
Trust 2002-9, Cl. MS, 11.025%, 3/25/32 6                                                                    100,174           8,114
Trust 2002-52, Cl. SD, 5.444%, 9/25/32 6                                                                    158,575          13,064
Trust 2002-77, Cl. SH, 13.63%, 12/18/32 6                                                                    92,257           8,994
Trust 2002-96, Cl. SK, 23.313%, 4/25/32 6                                                                   823,718          70,332
Trust 2003-4, Cl. S, 21.729%, 2/25/33 6                                                                     175,876          20,821
Trust 2004-54, Cl. DS, 8.44%, 11/25/30 6                                                                    132,803           8,652
Trust 2005-6, Cl. SE, 15.893%, 2/25/35 6                                                                    496,012          26,103
Trust 2005-19, Cl. SA, 14.36%, 3/25/35 6                                                                  1,964,881         103,754
Trust 2005-40, Cl. SA, 15.993%, 5/25/35 6                                                                   426,530          22,210
Trust 2005-71, Cl. SA, 24.563%, 8/25/25 6                                                                   443,384          26,095
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 352, Cl. 1, 4.58%, 7/1/34 7                                                                           817,358         603,951
Trust 1993-184, Cl. M, 6.327%, 9/25/23 7                                                                     74,031          61,559
                                                                                                                      --------------
                                                                                                                         32,478,784

------------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.3%

Government National Mortgage Assn.:
7%, 4/15/09-2/15/24                                                                                         125,003         131,035
7.50%, 3/15/09                                                                                               72,912          75,964
8%, 5/15/17                                                                                                  51,032          54,583
8.50%, 8/15/17-12/15/17                                                                                      31,681          34,339
------------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 6.189%, 1/16/27 6                                                                   217,015          15,472


                  25 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED Continued

Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security: Continued
Series 2002-76, Cl. SY, 5.791%, 12/16/26 6                                                                $ 289,844   $      21,359
Series 2004-11, Cl. SM, 1.808%, 1/17/30 6                                                                   108,416           6,899
                                                                                                                      --------------
                                                                                                                            339,651

------------------------------------------------------------------------------------------------------------------------------------
NON-AGENCY--4.8%
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--4.3%

Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2004-6, Cl. A3, 4.512%, 12/10/42                                                                     210,000         202,709
Series 2005-2, Cl. A4, 4.783%, 7/10/43 5                                                                    280,000         273,783
Series 2005-3, Cl. A2, 4.501%, 7/10/43                                                                      230,000         223,994
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., Collateralized Mtg. Obligations Pass-Through Certificates, Series
2004-2, Cl. 2A1, 6.50%, 7/20/32                                                                             210,695         211,352
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., Collateralized Mtg. Obligations Pass-Through Certificates:
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                                                      173,437         176,309
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34 5                                                                    35,628          35,612
Series 2005-E, Cl. 2A2, 4.99%, 6/25/35 5                                                                     57,502          57,339
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg. Obligations, Series 2005-PWR7,
Cl. A2, 4.945%, 2/11/41                                                                                     100,000          98,390
------------------------------------------------------------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial Mortgage Trust, Commercial Mtg. Obligations, Series 2005-CD1, Cl.
A4, 5.224%, 9/15/20 8                                                                                       260,000         260,163
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2004-J9, Cl. 1A1,
4.218%, 10/25/34 5                                                                                           88,461          88,532
------------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates, Series 1997-CHL1, Cl. D,
7.64%, 4/29/39 5,9                                                                                          170,000         170,425
------------------------------------------------------------------------------------------------------------------------------------
First Union National Bank/Lehman Brothers/Bank of America Commercial Mtg. Trust, Pass-Through
Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35                                                       129,302         133,355
------------------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2005-CA, Cl. A3, 4.578%, 6/10/48                                                                      90,000          87,286
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                                                     140,000         138,803
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1997-C1, Cl. A3, 6.869%, 7/15/29                                                                      80,548          82,651
Series 2004-C3, Cl. A4, 4.547%, 12/10/41                                                                    140,000         135,100
------------------------------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series
2005-GG3, Cl. A2, 4.305%, 8/10/42                                                                           190,000         184,699
------------------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through Certificates, Series 2004-C1, Cl. A1,
3.659%, 10/10/28                                                                                            147,611         142,828
------------------------------------------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2004-12, Cl. 3A1, 4.469%, 12/25/34 5           123             123


                  26 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                          PRINCIPAL           VALUE
                                                                                                             AMOUNT      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                                                 $  60,000   $      58,665
------------------------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/40                                                                                             160,000         158,651
------------------------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                                                                                 301,441         304,127
------------------------------------------------------------------------------------------------------------------------------------
Mastr Asset Securitization Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-9, Cl.
A3, 4.70%, 8/25/34 5                                                                                        543,496         540,446
------------------------------------------------------------------------------------------------------------------------------------
Mastr Seasoned Securities Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. A1, 6.50%,
8/25/32                                                                                                     431,565         436,150
------------------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                                                                              160,000         165,908
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%, 10/6/15                                                                            192,000         210,287
------------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl.
A2, 5.75%, 1/25/33                                                                                          157,239         157,535
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Obligations:
Series 2005-C17, Cl. A2, 4.782%, 3/15/42                                                                    300,000         296,213
Series 2005-C20, Cl. A5, 5.087%, 7/15/42 5                                                                  160,000         158,466
------------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., Collateralized Mtg. Pass-Through Certificates, Series
2005-AR5, Cl. A1, 4.683%, 5/25/35 5                                                                         214,248         214,214
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg. Obligations:
Series 2004-DD, Cl. 2 A1, 4.528%, 1/25/35 5                                                                 213,850         213,241
Series 2004-N, Cl. A10, 3.803%, 8/25/34 5                                                                    29,070          29,079
Series 2004-W, Cl. A2, 4.59%, 11/25/34 5                                                                     13,525          13,487
                                                                                                                      --------------
                                                                                                                          5,659,922

------------------------------------------------------------------------------------------------------------------------------------
OTHER--0.2%

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                                                   200,000         196,937
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.3%

Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2005-J1, Cl. 3A1, 6.50%,
8/25/32                                                                                                     444,553         450,388
                                                                                                                      --------------
Total Mortgage-Backed Obligations (Cost $39,493,021)                                                                     39,125,682

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--5.3%

Federal Home Loan Bank Unsec. Bonds, 3.50%, 11/15/07                                                        140,000         136,881
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
3.625%, 9/15/06                                                                                           1,065,000       1,056,991
4.125%, 7/12/10                                                                                             250,000         243,299
6.625%, 9/15/09                                                                                             240,000         255,860
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4%, 2/28/07                                                                                                 320,000         317,596


                  27 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS Continued
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.: Continued
4.25%, 7/15/07                                                                                          $    550,000   $    546,745
6%, 5/15/11                                                                                                  600,000        634,034
7.25%, 5/15/30                                                                                               170,000        220,009
7.25%, 1/15/10 10                                                                                            750,000        821,131
------------------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
4.65%, 6/15/35                                                                                               280,000        260,033
5.375%, 11/13/08                                                                                             109,000        111,256
Series A, 6.79%, 5/23/12                                                                                     950,000      1,052,294
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                                                                              269,000        293,462
STRIPS, 4.96%, 2/15/16 11                                                                                    171,000        105,600
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
3.625%, 6/30/07                                                                                               86,000         84,962
3.875%, 7/15/10-9/15/10                                                                                      397,000        386,969
4%, 9/30/07                                                                                                  110,000        109,252
4.25%, 10/15/10-8/15/15                                                                                      297,000        291,032
5%, 2/15/11                                                                                                   76,000         77,906
                                                                                                                      --------------
Total U.S. Government Obligations (Cost $7,138,702)                                                                       7,005,312

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
------------------------------------------------------------------------------------------------------------------------------------
United Mexican States Nts., 7.50%, 1/14/12 (Cost $249,845)                                                   235,000        260,968

------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--13.0%
------------------------------------------------------------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06                                                                  250,000        252,232
------------------------------------------------------------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                                                               155,000        142,257
------------------------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 8.875% Sr. Nts., Series B, 4/1/08                                          125,000        130,938
------------------------------------------------------------------------------------------------------------------------------------
Allstate Financial Global Funding LLC, 4.25% Nts., 9/10/08 9                                                  50,000         49,111
------------------------------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 7.70% Debs., 5/1/32                                                                   145,000        165,640
------------------------------------------------------------------------------------------------------------------------------------
Archer Daniels Midland Co., 5.375% Nts., 9/15/35                                                             135,000        126,985
------------------------------------------------------------------------------------------------------------------------------------
ASIF Global Financing XXIII, 3.90% Nts., 10/22/08 9                                                          160,000        155,318
------------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.125% Sr. Unsec. Nts., 5/1/12                                                 180,000        207,271
------------------------------------------------------------------------------------------------------------------------------------
Bank of America Corp., 4.875% Sr. Unsec. Nts., 1/15/13                                                         3,000          2,950
------------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08                                                          20,000         21,123
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual Bond 12                                                                  220,000        208,558
------------------------------------------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875% Sr. Nts., 7/15/15 9                                                           130,000        119,925
------------------------------------------------------------------------------------------------------------------------------------
British Telecommunications plc, 8.875% Bonds, 12/15/30                                                       115,000        150,671
------------------------------------------------------------------------------------------------------------------------------------
Canadian National Railway Co., 4.25% Nts., 8/1/09                                                             32,000         31,271
------------------------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                                                   145,000        155,476
------------------------------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                                            240,000        255,854


                  28 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------

CIGNA Corp.:
7% Sr. Unsec. Nts., 1/15/11                                                                                $  90,000   $     97,192
7.40% Unsec. Nts., 5/15/07                                                                                   180,000        186,359
------------------------------------------------------------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12                                                        100,000        113,262
------------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6.625% Unsec. Sub. Nts., 6/15/32                                                            105,000        115,224
------------------------------------------------------------------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts., 9/15/06                                                                        130,000        131,262
------------------------------------------------------------------------------------------------------------------------------------
Constellation Energy Group, Inc., 7% Unsec. Nts., 4/1/12                                                     205,000        222,171
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Financial Corp., 4.50% Nts., Series A, 6/15/10                                                   135,000        130,716
------------------------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625% Unsec. Nts., 1/15/10                                                        270,000        260,785
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc., (USA), 5.50% Nts., 8/15/13                                                 250,000        253,808
------------------------------------------------------------------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts., 10/15/08                                                                       120,000        124,062
------------------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 6.125% Nts., 1/15/14                                                                      115,000        113,289
------------------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holdings Corp.:
7.20% Unsec. Nts., 9/1/09                                                                                    135,000        142,596
8% Nts., 6/15/10                                                                                              96,000        104,945
------------------------------------------------------------------------------------------------------------------------------------
Dana Corp., 6.50% Unsec. Nts., 3/1/09                                                                        175,000        149,188
------------------------------------------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                                                             170,000        191,111
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10                                        160,000        178,723
------------------------------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10                                                    190,000        211,940
------------------------------------------------------------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06                                                                120,000        121,136
------------------------------------------------------------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                                                  205,000        227,642
------------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08                                            170,000        176,710
------------------------------------------------------------------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts., 4/1/07                                                                       275,000        266,714
------------------------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp.:
5.50% Sr. Unsub. Nts., Series A, 11/15/06                                                                    105,000        105,635
7.375% Sr. Unsub. Nts., Series C, 11/15/31                                                                   130,000        148,497
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
5.80% Sr. Unsec. Nts., 1/12/09                                                                               225,000        206,212
6.25% Unsec. Nts., 12/8/05                                                                                   110,000        109,983
7.375% Nts., 10/28/09                                                                                         55,000         52,524
------------------------------------------------------------------------------------------------------------------------------------
France Telecom SA:
7.75% Sr. Unsec. Nts., 3/1/11 5                                                                              125,000        139,384
8.50% Sr. Unsec. Nts., 3/1/31 5                                                                               40,000         52,423
------------------------------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08                                                                 80,000         77,832
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                                                                          135,000        138,405
9.55% Unsub. Nts., 12/15/08 5                                                                                 29,000         32,378
------------------------------------------------------------------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts., 11/30/07                                                                   195,000        191,059
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
6.125% Unsec. Unsub. Nts., 2/1/07                                                                            360,000        356,566
8% Bonds, 11/1/31                                                                                            190,000        196,690


                   29 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group, Inc. (The), 5.70% Sr. Unsec. Nts., 9/1/12                                             $ 245,000   $    250,601
------------------------------------------------------------------------------------------------------------------------------------
Harrah's Operating Co., Inc., 5.625% Bonds, 6/1/15 9                                                         135,000        129,778
------------------------------------------------------------------------------------------------------------------------------------
HCA, Inc., 7.125% Sr. Unsec. Nts., 6/1/06                                                                    125,000        126,981
------------------------------------------------------------------------------------------------------------------------------------
Hertz Corp. (The), 6.35% Nts., 6/15/10                                                                        59,000         58,985
------------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec. Nts., 2/15/11                                                          114,000        123,647
------------------------------------------------------------------------------------------------------------------------------------
HSBC Finance Corp., 4.75% Sr. Unsec. Nts., 7/15/13                                                           265,000        255,004
------------------------------------------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 5                                                   110,000        114,950
------------------------------------------------------------------------------------------------------------------------------------
iStar Financial, Inc.:
4.875% Sr. Unsec. Nts., Series B, 1/15/09                                                                    100,000         98,336
5.125% Sr. Unsec. Nts., Series B, 4/1/11                                                                      85,000         82,451
------------------------------------------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37                                                      235,000        248,500
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Capital XV, 5.875% Nts., 3/15/35                                                                    180,000        171,188
------------------------------------------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 6.50% Sr. Nts., 1/15/14                                                      130,000        121,805
------------------------------------------------------------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub. Nts., 2/1/14                                                                165,000        153,448
------------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12                                                           145,000        153,654
------------------------------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07                                                                        300,000        301,932
------------------------------------------------------------------------------------------------------------------------------------
Kroger Co. (The), 6.80% Sr. Unsec. Nts., 4/1/11                                                              190,000        198,779
------------------------------------------------------------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09                                                         210,000        197,547
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr. Sub. Nts., 2/15/08                                                          25,000         25,941
------------------------------------------------------------------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts., 3/1/13                                                                  130,000        130,569
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., 5.70% Sr. Unsec. Nts., 5/15/13                                                          140,000        126,995
------------------------------------------------------------------------------------------------------------------------------------
Liberty Property Trust, 5.65% Sr. Nts., 8/15/14                                                              130,000        130,663
------------------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 5.875% Sr. Unsec. Bonds, 8/1/33                                                 170,000        152,704
------------------------------------------------------------------------------------------------------------------------------------
May Department Stores Co., 7.90% Unsec. Debs., 10/15/07                                                       90,000         94,212
------------------------------------------------------------------------------------------------------------------------------------
MBNA Corp., 7.50% Sr. Nts., Series F, 3/15/12                                                                200,000        224,574
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5% Sr. Unsub. Nts., Series C, 2/3/14                                              265,000        259,981
------------------------------------------------------------------------------------------------------------------------------------
MetLife, Inc., 5.70% Sr. Unsec. Nts., 6/15/35                                                                135,000        130,799
------------------------------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr. Unsec. Nts., 10/1/12                                             220,000        225,770
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                                                                           125,000        134,206
------------------------------------------------------------------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts., 12/15/11                                                                 17,000         18,040
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc.:
5.90% Nts., 7/1/12                                                                                            95,000         98,255
6.25% Sr. Unsec. Nts., 11/15/11                                                                               30,000         31,796
------------------------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                                                     190,000        211,434
------------------------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11                                                             160,000        174,898
------------------------------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 5.75% Unsec. Unsub. Nts.,
Series 12, 12/15/15 9                                                                                        215,000        209,034
------------------------------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 9                                         395,000        391,488
------------------------------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 9                                       66,281         61,999


                  30 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                           PRINCIPAL          VALUE
                                                                                                              AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------

Portland General Electric Co., 8.125% First Mortgage Nts., 2/1/10 9                                        $  95,000   $    104,975
------------------------------------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 9                                                  295,000        370,493
------------------------------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 9                                                    260,000        330,229
------------------------------------------------------------------------------------------------------------------------------------
PSE&G Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07                                                        115,000        117,300
------------------------------------------------------------------------------------------------------------------------------------
PSE&G Power LLC, 6.875% Sr. Unsec. Nts., 4/15/06                                                             130,000        131,230
------------------------------------------------------------------------------------------------------------------------------------
Safeway, Inc., 7.50% Sr. Unsec. Nts., 9/15/09                                                                175,000        186,620
------------------------------------------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                                                          127,000        139,628
------------------------------------------------------------------------------------------------------------------------------------
Simon Property Group LP:
5.45% Unsec. Nts., 3/15/13                                                                                   115,000        114,542
5.625% Unsec. Unsub. Nts., 8/15/14                                                                            85,000         85,429
------------------------------------------------------------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts., 3/15/32                                                                    160,000        207,569
------------------------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Nts., 5/1/07                                               190,000        195,463
------------------------------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.:
4% Nts., 10/15/08                                                                                            135,000        131,662
7.75% Unsec. Sub. Nts., 5/1/10                                                                                11,000         12,200
------------------------------------------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12                                                     245,000        296,900
------------------------------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12                                                     65,000         80,263
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 3.75% Sr. Unsec. Nts., 3/15/08                                            195,000        189,272
------------------------------------------------------------------------------------------------------------------------------------
Tyco International Group SA, 6.375% Sr. Unsec. Unsub. Nts., 2/15/06                                          165,000        165,841
------------------------------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., 3.50% Sr. Unsec. Nts., 10/15/07                                              210,000        203,386
------------------------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 5.85% Nts., 9/15/35                                                            135,000        126,685
------------------------------------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                                                    260,000        262,376
------------------------------------------------------------------------------------------------------------------------------------
Waste Management, Inc., 6.875% Sr. Unsec. Nts., 5/15/09                                                      150,000        158,382
------------------------------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec. Nts., 4/15/06                                                            260,000        264,346
                                                                                                                       -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $17,206,382)                                                       16,997,738

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--1.9%
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank,
3.65%, 11/1/05 (Cost $2,500,000)                                                                           2,500,000      2,500,000

------------------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.5%
------------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.11% in joint repurchase agreement (Principal Amount/
Value $647,082,000, with a maturity value of $647,153,179) with UBS Warburg
LLC, 3.96%, dated 10/31/05, to be repurchased at $7,186,790 on 11/1/05, collateralized by Federal National Mortgage Assn., 5%, 10/1/35, with a
value of $661,717,556 (Cost $7,186,000)                                                                    7,186,000      7,186,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $140,987,832)                                                                114.3%   149,257,659
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                          (14.3)   (18,719,474)
                                                                                                           -------------------------
NET ASSETS                                                                                                     100.0%  $130,538,185
                                                                                                           =========================


                   31 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                              CONTRACTS   EXPIRATION   EXERCISE    PREMIUM        VALUE
                        SUBJECT TO CALL         DATE      PRICE   RECEIVED   SEE NOTE 1
---------------------------------------------------------------------------------------
Schering-Plough Corp.               127      1/23/06    $ 22.50   $ 15,589    $   6,350

3. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of October 31, 2005 was $679,137, which represents 0.52% of the Fund's net assets, none of which is considered restricted. See Note 9 of Notes to Financial Statements.

4. Received as the result of issuer reorganization.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,602,671 or 1.23% of the Fund's net assets as of October 31, 2005.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $696,520 or 0.53% of the Fund's net assets as of October 31, 2005.

8. When-issued security or forward commitment to be delivered and settled after October 31, 2005. See Note 1 of Notes to Financial Statements.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,092,775 or 1.60% of the Fund's net assets as of October 31, 2005.

10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $240,865. See Note 6 of Notes to Financial Statements.

11. Zero coupon bond reflects effective yield on the date of purchase.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  32 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $140,987,832)--
see accompanying statement of investments                         $ 149,257,659
--------------------------------------------------------------------------------
Cash                                                                    628,687
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued or forward commitment               6,049,128
Interest, dividends and principal paydowns                              547,604
Shares of capital stock sold                                             54,309
Other                                                                     6,612
                                                                  --------------
Total assets                                                        156,543,999

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Options written, at value (premiums received $15,589)--
see accompanying statement of investments                                 6,350
--------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                 9,892
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $25,509,481 purchased
on a when-issued basis or forward commitment)                        25,652,782
Shares of capital stock redeemed                                        210,818
Directors' compensation                                                  29,013
Distribution and service plan fees                                       27,515
Shareholder communications                                               21,921
Transfer and shareholder servicing agent fees                            20,368
Futures margins                                                           6,584
Other                                                                    20,571
                                                                  --------------
Total liabilities                                                    26,005,814

--------------------------------------------------------------------------------
NET ASSETS                                                        $ 130,538,185
                                                                  ==============

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of capital stock                              $       8,918
--------------------------------------------------------------------------------
Additional paid-in capital                                          126,960,535
--------------------------------------------------------------------------------
Accumulated net investment income                                       442,397
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                        (5,350,236)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities denominated
in foreign currencies                                                 8,476,571
                                                                  --------------
NET ASSETS                                                        $ 130,538,185
                                                                  ==============


                  33 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $107,800,101 and 7,367,454 shares
of capital stock outstanding)                                     $       14.63
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                     $       15.52
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
(based on net assets of $12,692,022 and 855,162 shares of
capital stock outstanding)                                        $       14.84
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $8,305,105
and 575,603 shares of capital stock outstanding)                  $       14.43
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $1,740,957
and 119,453 shares of capital stock outstanding)                  $       14.57

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  34 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                            $ 2,453,870
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $4,137)                1,094,359
--------------------------------------------------------------------------------
Other income                                                              5,926
                                                                    ------------
Total investment income                                               3,554,155
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                         817,529
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 265,963
Class B                                                                 135,165
Class C                                                                  74,900
Class N                                                                   8,220
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 168,207
Class B                                                                  33,651
Class C                                                                  20,457
Class N                                                                   5,650
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  34,861
Class B                                                                   9,977
Class C                                                                   4,947
Class N                                                                     716
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Directors' compensation                                                   3,037
--------------------------------------------------------------------------------
Custodian fees and expenses                                               2,641
--------------------------------------------------------------------------------
Other                                                                    29,638
                                                                    ------------
Total expenses                                                        1,630,559
Less reduction to custodian expenses                                     (1,762)
Less waivers and reimbursements of expenses                                 (42)
                                                                    ------------
Net expenses                                                          1,628,755
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 1,925,400

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                           6,051,754
Closing of futures contracts                                            554,923
Foreign currency transactions                                               117
Swap contracts                                                          (23,678)
                                                                    ------------
Net realized gain                                                     6,583,116
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                             837,485
Translation of assets and liabilities denominated in foreign
currencies                                                              (41,643)
Futures contracts                                                       (23,659)
Option contracts                                                         (9,239)
Swap contracts                                                          (17,997)
                                                                    ------------
Net change in unrealized appreciation                                   744,947

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 9,253,463
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  35 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                                     2005              2004
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  1,925,400     $     920,493
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                     6,583,116        12,129,756
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                   744,947        (4,860,509)
                                                                                   -------------------------------
Net increase in net assets resulting from operations                                  9,253,463         8,189,740

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                              (1,991,668)         (888,024)
Class B                                                                                (127,951)           (1,401)
Class C                                                                                 (73,018)           (3,750)
Class N                                                                                 (22,788)           (4,892)

------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                              (1,298,550)       (2,841,650)
Class B                                                                              (1,695,759)       (1,999,035)
Class C                                                                               1,529,758         1,447,054
Class N                                                                                 167,777         1,061,292

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                        5,741,264         4,959,334
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 124,796,921       119,837,587
                                                                                   -------------------------------
End of period (including accumulated net investment
income of $442,397 and $388,283, respectively)                                     $130,538,185     $ 124,796,921
                                                                                   ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  36 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED OCTOBER 31,                           2005          2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    13.85     $   13.04       $   11.56       $   12.54       $   14.23
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .24 1         .12 1           .14             .22             .26
Net realized and unrealized gain (loss)                     .81           .81            1.48            (.94)          (1.69)
                                                     ----------------------------------------------------------------------------
Total from investment operations                           1.05           .93            1.62            (.72)          (1.43)
---------------------------------------------------------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.27)         (.12)           (.14)           (.26)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    14.63     $   13.85       $   13.04       $   11.56       $   12.54
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.59%         7.12%          14.17%          (5.86)%        (10.12)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  107,800     $ 103,268       $ 100,032       $  92,806       $ 112,864
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  108,141     $ 103,979       $  94,811       $ 104,415       $ 128,477
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      1.62%         0.88%           1.18%           1.73%           1.88%
Total expenses                                             1.10% 4       1.13% 4,5       1.26% 4,5       1.21% 4,5       1.19% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      68% 6         79% 6          275%            193%            164%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio  turnover rate excludes  purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                       PURCHASE TRANSACTIONS   SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended October 31, 2005            $         288,196,124   $     291,611,924
Year Ended October 31, 2004                      316,759,702         306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  37 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED OCTOBER 31,                      2005          2004           2003       2002       2001
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  14.04      $  13.23       $  11.73   $  12.72   $  14.43
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .11 1          -- 1          .04        .11        .15
Net realized and unrealized gain (loss)                .83           .81           1.50       (.94)     (1.70)
                                                  --------------------------------------------------------------
Total from investment operations                       .94           .81           1.54       (.83)     (1.55)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.14)           -- 2         (.04)      (.16)      (.16)
----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $  14.84      $  14.04       $  13.23   $  11.73   $  12.72
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    6.68%         6.13%         13.21%     (6.61)%   (10.79)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 12,692      $ 13,619       $ 14,747   $ 12,204   $ 14,770
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 13,568      $ 14,875       $ 12,776   $ 13,639   $ 16,569
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                          0.74%        (0.01)%         0.31%      0.94%      1.14%
Total expenses                                        1.98%         2.02%          2.15%      2.00%      1.94%
Expenses after payments and waivers and
  reduction to custodian expenses                     1.98%         2.02%          2.11%      2.00%      1.94%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 5         79% 5         275%       193%       164%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                  PURCHASE TRANSACTIONS        SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended October 31, 2005                $288,196,124             $291,611,924
Year Ended October 31, 2004                 316,759,702              306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  38 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS C   YEAR ENDED OCTOBER 31,                      2005           2004           2003       2002       2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  13.66       $  12.88       $  11.43    $ 12.41   $  14.08
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .10 1           -- 1          .07        .13        .13
Net realized and unrealized gain (loss)                .82            .79           1.43       (.94)     (1.64)
                                                  ---------------------------------------------------------------
Total from investment operations                       .92            .79           1.50       (.81)     (1.51)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.15)          (.01)          (.05)      (.17)      (.16)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.43       $  13.66       $  12.88   $  11.43   $  12.41
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    6.71%          6.13%         13.18%     (6.64)%   (10.76)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  8,305       $  6,422       $  4,666   $  2,984   $  2,893
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  7,524       $  5,726       $  3,806   $  2,961   $  3,280
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 0.71%          0.00%          0.29%      0.93%      1.14%
Total expenses                                        2.00%          2.02%          2.17%      2.00%      1.94%
Expenses after payments and waivers and
reduction to custodian expenses                       2.00%          2.02%          2.12%      2.00%      1.94%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 4          79% 4         275%       193%       164%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                  PURCHASE TRANSACTIONS        SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended October 31, 2005                $288,196,124             $291,611,924
Year Ended October 31, 2004                 316,759,702              306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  39 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED OCTOBER 31,                      2005          2004           2003       2002     2001 1
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  13.80      $  13.00       $  11.52   $  12.52   $  13.74
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .17 2         .06 2          .12        .16        .12
Net realized and unrealized gain (loss)                .81           .81           1.46       (.91)     (1.20)
                                                  --------------------------------------------------------------
Total from investment operations                       .98           .87           1.58       (.75)     (1.08)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.21)         (.07)          (.10)      (.25)      (.14)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.57      $  13.80       $  13.00   $  11.52   $  12.52
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    7.09%         6.68%         13.81%     (6.17)%    (7.90)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,741      $  1,488       $    392   $    241   $      2
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,647      $  1,030       $    342   $    160   $      1
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                 1.17%         0.46%          0.79%      1.28%      1.04%
Total expenses                                        1.54%         1.61%          2.04%      1.60%      1.68%
Expenses after payments and waivers
and reduction to custodian expenses                   1.54%         1.55%          1.58%      1.60%      1.68%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 68% 5         79% 5         275%       193%       164%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                  PURCHASE TRANSACTIONS        SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended October 31, 2005                $288,196,124             $291,611,924
Year Ended October 31, 2004                 316,759,702              306,486,129

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  40 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by


                  41 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of October 31, 2005, the Fund had purchased $25,509,481 of securities issued on a when-issued basis or forward commitment and sold $6,049,128 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.


                  42 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

      The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


            43 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                            SECURITIES AND OTHER
UNDISTRIBUTED NET   UNDISTRIBUTED    ACCUMULATED LOSS    INVESTMENTS FOR FEDERAL
INVESTMENT INCOME  LONG-TERM GAIN  CARRYFORWARD 1,2,3        INCOME TAX PURPOSES
--------------------------------------------------------------------------------
         $460,079             $--          $5,050,942                 $8,188,248

1. As of October 31, 2005, the Fund had $5,050,942 of net capital loss carryforwards available to offset furure realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2005, details of the capital loss carryforward were as follows:

                             EXPIRING
                             -------------------------
                             2010          $ 5,050,942

2. During the fiscal year ended October 31, 2005, the Fund utilized $6,206,177 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended October 31, 2004, the Fund utilized $11,697,830 of capital loss carryforward to offset capital gains realized in that fiscal year.

      Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2005. Net assets of the Fund were unaffected by the reclassifications.

                         INCREASE TO
INCREASE TO          ACCUMULATED NET
ACCUMULATED NET     REALIZED LOSS ON
INVESTMENT INCOME        INVESTMENTS
------------------------------------
         $344,139           $344,139

      The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 was as follows:

                                                   YEAR ENDED         YEAR ENDED
                                             OCTOBER 31, 2005   OCTOBER 31, 2004
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $2,215,425           $898,067

      The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                  44 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Federal tax cost of securities                                  $   141,079,972
Federal tax cost of other investments                               (24,645,155)
                                                                ----------------

Total federal tax cost                                          $   116,434,817
                                                                ================
Gross unrealized appreciation                                   $    12,535,928
Gross unrealized depreciation                                        (4,347,680)
                                                                ----------------

Net unrealized appreciation                                     $     8,188,248
                                                                ================

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2005, the Fund's projected benefit obligations were decreased by $622 and payments of $1,434 were made to retired directors, resulting in an accumulated liability of $22,853 as of October 31, 2005.

      The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian


                  45 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 550 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                           YEAR ENDED OCTOBER 31, 2005   YEAR ENDED OCTOBER 31, 2004
                                SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------
CLASS A
Sold                           818,855   $ 11,945,822      1,031,614   $  14,122,521
Dividends and/or
distributions reinvested       131,047      1,915,494         62,731         854,672
Redeemed                    (1,040,110)   (15,159,866)    (1,307,401)    (17,818,843)
                            ---------------------------------------------------------
Net decrease                   (90,208)  $ (1,298,550)      (213,056)  $  (2,841,650)
                            =========================================================

-------------------------------------------------------------------------------------
CLASS B
Sold                           215,428   $  3,183,426        290,346   $   4,026,294
Dividends and/or
distributions reinvested         8,063        119,409             96           1,314
Redeemed                      (338,238)    (4,998,594)      (435,276)     (6,026,643)
                            ---------------------------------------------------------
Net decrease                  (114,747)  $ (1,695,759)      (144,834)  $  (1,999,035)
                            =========================================================

-------------------------------------------------------------------------------------
CLASS C
Sold                           210,886   $  3,045,208        221,557   $   2,977,259
Dividends and/or
distributions reinvested         4,885         70,489            267           3,610
Redeemed                      (110,147)    (1,585,939)      (114,094)     (1,533,815)
                            ---------------------------------------------------------
Net increase                   105,624   $  1,529,758        107,730   $   1,447,054
                            =========================================================

-------------------------------------------------------------------------------------
CLASS N
Sold                            33,998   $    492,558         85,506   $   1,165,275
Dividends and/or
distributions reinvested         1,563         22,772            357           4,887
Redeemed                       (23,994)      (347,553)        (8,146)       (108,870)
                            ---------------------------------------------------------
Net increase                    11,567   $    167,777         77,717   $   1,061,292
                            =========================================================


                  46 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2005, were as follows:

                                                       PURCHASES           SALES
--------------------------------------------------------------------------------
Investment securities                               $ 76,718,731    $ 73,809,454
U.S. government and government agency obligations      8,537,881       8,925,638
To Be Announced (TBA) mortgage-related securities    288,196,124     291,611,924

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2005, the Fund paid $231,434 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the


                  47 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at October 31, 2005 for Class B, Class C and Class N shares were $434,366, $160,268 and $14,030, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A          CLASS B         CLASS C         CLASS N
                         CLASS A      CONTINGENT       CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED         DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES    SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY      RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------
October 31, 2005         $71,166            $261          $27,678          $2,259          $1,242

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2005, OFS waived $42 for Class N shares. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of October 31, 2005, the Fund had no outstanding foreign currency contracts.


                  48 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      As of October 31, 2005, the Fund had outstanding futures contracts as follows:

                                                                            UNREALIZED
                               EXPIRATION  NUMBER OF   VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION                DATES  CONTRACTS  OCTOBER 31, 2005  (DEPRECIATION)
--------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                  12/20/05         36     $   4,030,875      $(146,538)
                                                                            ----------
CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.     12/8/05          7         1,010,223            (19)
U.S. Treasury Nts., 2 yr.        12/30/05         71        14,569,422        131,360
U.S. Treasury Nts., 5 yr.        12/20/05         63         6,671,109        100,523
U.S. Treasury Nts., 10 yr.       12/20/05         59         6,398,734        121,810
                                                                            ----------
                                                                              353,674
                                                                            ----------
                                                                            $ 207,136
                                                                            ==========


                  49 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Written option activity for the year ended October 31, 2005 was as follows:

                                             CALL OPTIONS
                              ---------------------------
                              NUMBER OF         AMOUNT OF
                              CONTRACTS          PREMIUMS
---------------------------------------------------------
Options outstanding as of
October 31, 2004                     --           $    --
Options written                     127            15,589
                              ---------------------------
Options outstanding as of
October 31, 2005                    127           $15,589
                              ===========================

--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termi-


                  50 | OPPENHEIMER DISCIPLINED ALLOCATION FUND nation or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

      As of October 31, 2005, the Fund had entered into the following total return swap agreements:

                                  PAID BY                         RECEIVED BY
        SWAP     NOTIONAL     THE FUND AT      RATE AS OF         THE FUND AT       RATE AS OF    TERMINATION     UNREALIZED
COUNTERPARTY       AMOUNT   OCT. 31, 2005   OCT. 31, 2005       OCT. 31, 2005    OCT. 31, 2005           DATE   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
                                One-Month                     Change of Total
                              LIBOR Minus                           Return of
                                    0.25%                              Lehman
                            (+ or -) Rate                            Brothers
      UBS AG   $1,000,000        Received          4.3946%         CMBS Index          (0.7846)%*     12/1/05         $9,892

* Represents an additional amount paid by the Fund at October 31, 2005.

Index abbreviations are as follows:

CMBS        Commercial Mortgage Backed Securities

LIBOR       London-Interbank Offered Rate

--------------------------------------------------------------------------------
9. ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 2005, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                               ACQUISITION         VALUATION AS OF    UNREALIZED
SECURITY                              DATE  COST  OCTOBER 31, 2005  DEPRECIATION
--------------------------------------------------------------------------------
Geotek Communications, Inc.,
Series B, Escrow Shares             1/4/01  $400              $ --          $400

--------------------------------------------------------------------------------
10. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other


                  51 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. LITIGATION Continued

costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  52 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER SERIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Disciplined Allocation Fund (one of the portfolios constituting the Oppenheimer Series Fund, Inc.), including the statement of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 20, 2005


                  53 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2005 which are not designated as capital gain distributions should be multiplied by 44.61% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2005 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $1,098,303 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  54 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

REPORT OF SHAREHOLDER MEETING  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On August 17, 2005, a shareholder meeting of the Oppenheimer Series Fund, Inc. (Oppenheimer Disciplined Allocation Fund) was held at which the eleven Trustees identified below were elected to both Funds (Proposal No. 1) as described in the Funds' proxy statement for that meeting. The following is a report of the votes cast:

--------------------------------------------------------------------------------
PROPOSAL NO. 1

NOMINEE                    FOR                 WITHHELD         TOTAL
--------------------------------------------------------------------------------
TRUSTEES
Matthew P. Fink            33,382,247.805      378,488.787      33,760,736.592
Robert G. Galli            33,351,276.097      409,460.495      33,760,736.592
Phillip A. Griffiths       33,373,198.248      387,538.344      33,760,736.592
Mary F. Miller             33,359,875.828      400,860.764      33,760,736.592
Joel W. Motley             33,380,600.979      380,135.613      33,760,736.592
John V. Murphy             33,368,822.956      391,913.636      33,760,736.592
Kenneth A. Randall         33,328,691.369      432,045.223      33,760,736.592
Russell S. Reynolds, Jr.   33,343,144.967      417,591.625      33,760,736.592
Joseph M. Wikler           33,376,187.675      384,548.917      33,760,736.592
Peter I. Wold              33,368,807.905      391,928.687      33,760,736.592
Clayton K. Yeutter         33,343,755.040      416,981.552      33,760,736.592


                  55 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  56 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE FUND, LENGTH OF SERVICE,   PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN.
AGE
INDEPENDENT DIRECTORS          THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924.
                               EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR
                               REMOVAL.

CLAYTON K. YEUTTER,            Director of American Commercial Lines (barge company) (since January 2005); Attorney at Hogan &
Chairman of the Board of       Hartson (law firm) (since June 1993); Director of Danielson Holding Corp. (waste-to-energy company)
Directors (since 2003),        (since 2002); Director of Weyerhaeuser Corp. (1999-April 2004); Director of Caterpillar, Inc.
Director (since 1996)          (1993-December 2002); Director of ConAgra Foods (1993-2001); Director of Texas Instruments
Age: 74                        (1993-2001); Director of FMC Corporation (1993-2001). Oversees 38 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,               Trustee of the Committee for Economic Development (policy research foundation) (since 2005);
Director (since 2005)          Director of ICI Education Foundation (education foundation) (since October 1991); President of the
Age: 64                        Investment Company Institute (trade association) (1991-2004); Director of ICI Mutual Insurance
                               Company (insurance company) (1991-2004). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,               A trustee or director of other Oppenheimer funds. Oversees 48 portfolios in the OppenheimerFunds
Director (since 1996)          complex.
Age: 72

PHILLIP A. GRIFFITHS,          Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Trustee of
Director (since 1999)          Woodward Academy (since 1983); Senior Advisor of The Andrew W. Mellon Foundation (since 2001);
Age: 67                        Member of the National Academy of Sciences (since 1979); Member of the American Philosophical
                               Society (since 1996); Council on Foreign Relations (since 2002); Director of the Institute for
                               Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999). Oversees 38
                               portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice
Director (since 2004)          President and General Auditor of American Express Company (financial services company) (July
Age: 63                        1998-February 2003). Oversees 38 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since 2002);
Director (since 2002)          Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January 2002);
Age: 53                        Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January
                               1998-December 2001). Oversees 38 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,            Director of Dominion Resources, Inc. (electric utility holding company) (since February 1972);
Director (since 1996)          Former Director of Prime Retail, Inc. (real estate investment trust), Dominion Energy Inc. (electric
Age: 78                        power and oil & gas producer), Lumbermens Mutual Casualty Company, American Motorists Insurance
                               Company and American Manufacturers Mutual Insurance Company; Former President and Chief Executive
                               Officer of The Conference Board, Inc. (international economic and business research). Oversees 38 portfolios in the OppenheimerFunds complex.


                  57 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

RUSSELL S. REYNOLDS, JR.,      Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive
Director (since 1996)          recruiting) (since 1993); Life Trustee of International House (non-profit educational organization);
Age: 73                        Former Trustee of The Historical Society of the Town of Greenwich. Oversees 38 portfolios in the
                               OppenheimerFunds complex.

JOSEPH M. WIKLER,              Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996);
Director (since 2005)          Director of Lakes Environmental Association (since 1996); Member of the Investment Committee of the
Age: 64                        Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds
                               (1994-December 2001). Oversees 39 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                 President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since
Director (since 2005)          1994); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and
Age: 57                        production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999);
                               Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of
                               PacifiCorp. (electric utility) (1995-1999). Oversees 39 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,               General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1996); Director of Special
Director (since 2005)          Value Opportunities Fund, LLC (registered investment company) (since September 2004); Director of
Age: 62                        Zurich Financial Investment Advisory Board (affiliate of the Manager's parent company) (since
                               October 2004); Board of Governing Trustees of The Jackson Laboratory (non-profit) (since August
                               1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May
                               1992); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment)
                               (January 1999-September 2004); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August 1990-
                               September 2001) (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002)
                               (executive search firm). Oversees 48 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR            THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                    NY 10281-1008. MR. MURPHY SERVES AS A DIRECTOR FOR AN INDEFINITE TERM AND AS AN OFFICER FOR AN
                               ANNUAL TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED
                               DIRECTOR DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
President and Principal        2000) of the Manager; President and Director or Trustee of other Oppenheimer funds; President and
Executive Officer and          Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
Director (since 2001)          Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July
Age: 56                        2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November
                               2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services,
                               Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of
                               OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July
                               2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional
                               Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management
                               Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                               Corporation and OFI Private Investments, Inc. (since July


                  58 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

JOHN V. MURPHY,                2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset
Continued                      Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's
                               parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company
                               Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the Manager
                               (September 2000-June 2001); President and Trustee of MML Series Investment Fund and MassMutual
                               Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                               Insurance Company (September 1999-August 2000); President, Chief Executive Officer and Director of
                               MML Bay State Life Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp
                               and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998).
                               Oversees 77 portfolios as a Director or Trustee and 10 additional portfo- lios as officer in the
                               OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE FUND     THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. FERREIRA, LEAVY,
                               MANIUODAKIS AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR
                               MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR
                               AN ANNUAL TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

EMMANUEL FERREIRA,             Vice President of the Manager since January 2003. Formerly, Portfolio Manager at Lashire Investments
Vice President (since 2003)    (July 1999-December 2002), and a Senior Analyst at Mark Asset Management (July 1997-June 1999). An
Age: 37                        officer of 4 portfolios in the OppenheimerFunds complex.

CHRISTOPHER LEAVY,             Senior Vice President of the Manager since September 2000. Formerly a portfolio manager of Morgan
Vice President (since 2000)    Stanley Dean Witter Investment Management (1997 - September 2000). An officer of 7 portfolios in the
Age: 33                        OppenheimerFunds complex.

ANGELO MANIOUDAKIS,            Senior Vice President of the Manager (since April 2002), of HarbourView Asset Management Corporation
Vice President (since 2002)    (since April 2002 and of OFI Institutional Asset Management, Inc. (since June 2002). Formerly
Age: 38                        Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan
                               Stanley Investment Management (August 1993-April 2002). An officer of 14 portfolios in the
                               OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice President
Vice President and Chief       of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder
Compliance Officer             Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the
(since 2004)                   Manager (1997-February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.
Age: 55

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial and Accounting       Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings,
Officer (since 1999)           Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 46                        International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                               Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI
                               Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003)
                               and OppenheimerFunds


                  59 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,               Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
Continued                      Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 87 portfolios in the
                               OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Secretary (since 2001)         General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
Age: 57                        Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
                               HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                               of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                               Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                               Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                               Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                               (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                               Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                               2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                               1985-December 2003), Acting General Counsel (November 2001-February 2002) and Associate General
                               Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the following: Shareholder
                               Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                               1989-November 2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                               officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  60 | OPPENHEIMER DISCIPLINED ALLOCATION FUND


OPPENHEIMER VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Software                                                                   11.9%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         9.6
--------------------------------------------------------------------------------
Oil & Gas                                                                   9.4
--------------------------------------------------------------------------------
Diversified Financial Services                                              9.1
--------------------------------------------------------------------------------
Commercial Banks                                                            8.8
--------------------------------------------------------------------------------
Media                                                                       6.7
--------------------------------------------------------------------------------
Electric Utilities                                                          5.4
--------------------------------------------------------------------------------
Insurance                                                                   5.2
--------------------------------------------------------------------------------
Tobacco                                                                     5.0
--------------------------------------------------------------------------------
Capital Markets                                                             4.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2005, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                           5.0%
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          5.0
--------------------------------------------------------------------------------
Honeywell International, Inc.                                               4.9
--------------------------------------------------------------------------------
UBS AG                                                                      4.8
--------------------------------------------------------------------------------
BP plc, ADR                                                                 4.5
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.                                         4.1
--------------------------------------------------------------------------------
Microsoft Corp.                                                             4.1
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                        4.0
--------------------------------------------------------------------------------
United Technologies Corp.                                                   4.0
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           3.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2005, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------


                           7 | OPPENHEIMER VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                  32.0%
Diversified Financial Services               9.5
Commercial Banks                             9.1
Insurance                                    5.4
Capital Markets                              5.0
Thrifts & Mortgage Finance                   3.0
Information Technology                      15.0
Industrials                                 13.5
Energy                                      11.7
Consumer Discretionary                       6.9
Utilities                                    6.5
Consumer Staples                             5.1
Health Care                                  3.6
Materials                                    3.5
Telecommunication Services                   2.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2005, and are based on the total market value of common stocks.
--------------------------------------------------------------------------------


                           8 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE Oppenheimer Value Fund withstood a volatile market environment to deliver an attractive 12-month total return. Strong absolute and relative total returns for the Fund's financial, consumer staples, and consumer discretionary stocks helped overcome relative weakness in the portfolio's technology and industrial holdings.

      The Fund's performance can be attributed to our bottom-up stock selection discipline. Our investment strategy centers around finding stocks whose prices are, in our view, inexpensive relative to the underlying companies' long-term earnings power and potential to generate cash flow. As a byproduct of this sharp focus on the value characteristics of individual stocks, the Fund's sector weightings may vary from those of the index. Such over- and underweightings are a reflection of our conviction about the prospects for individual holdings and their industry niches rather than enthusiasm for broad sectors.

      During this period, we found relatively few financial services or consumer discretionary companies that met our investment parameters. In our estimation, many financial services companies were overly exposed to rising interest rates and a flat yield curve (i.e., a relatively small gap or difference between short- and long-term fixed-income yields). Many consumer companies appeared richly valued and vulnerable to a falloff in spending as consumers struggled to deal with higher energy prices and interest rates.

      As a result of these concerns, the portfolio was underweighted (vs. the index) in these sectors. Despite the variance, these were areas of relative strength for the Fund. Among the largest contributors to performance were Liberty Global, Inc., Lehman Brothers Holdings, Inc., Franklin Resources, Inc. and Prudential Financial, Inc. The Fund was also underweight in the energy sector, which detracted from results due to the strong performance from the energy stocks.

      The Fund acquired shares of Liberty Global, Inc., as a result of a merger between UnitedGlobal Com, Inc., a previous holding, and another cable TV operator. Liberty Global, Inc. is a U.S.-domiciled company that operates cable TV systems in Europe and Japan. Our research showed that it had considerable growth potential, since the company faced fewer structural competitive issues than U.S. cable operators. The stock has benefited from that favorable competitive environment and from growing subscriber bases for its broadband and cable telephony services.

      The Fund's financial services holdings benefited primarily from company-specific developments. The stock of brokerage firm Lehman Brothers was inexpensive (compared to other broker/dealers) when we purchased it, even though its profitability was among


                           9 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

the best in the industry and its franchises and returns were improving. Since then, the market has awakened to Lehman's strong points. Asset manager Franklin Resources benefited from robust mutual fund inflows that helped to boost earnings and, as a result, its stock price. At Prudential, successful restructuring efforts have contributed to improved returns and stock performance.

      During this period, we found relatively few energy companies that met our investment parameters. In the energy sector, we were concerned about sustainability of higher oil prices. As a result of these concerns, the portfilio was underweighted (vs. the index) in this sector.

      The Fund's primary area of weakness was technology, a sector in which the portfolio was overweighted. The single largest detractors from results were Take-Two Interactive Software, Inc., and IBM Corp. Take Two, which manufactures mature-rated and sports-related game software and video game accessories, was negatively impacted by a recall of its leading videogame and, to a lesser extent, by generally weaker consumer demand. We view the setback as temporary and believe that the company may benefit from new releases and its excellent competitive position in the mature-rated market. In the first half of the period, IBM experienced difficulty with execution. Although the situation has improved, the stock still has not recovered fully. Stock selection in industrials also detracted from performance due primarily to weakness in Cendant Corp.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2005. In the case of Class A and Class B shares, performance is measured over a ten-fiscal-year period. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                           10 | OPPENHEIMER VALUE FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class A)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer Value
                                 Fund (Class A)                 S&P 500 Index

12/31/1994                            9,425                          10,131
03/31/1995                           10,255                          10,973
06/30/1995                           11,124                          12,019
09/30/1995                           12,070                          12,973
12/31/1995                           12,856                          13,753
03/31/1996                           13,468                          14,491
06/30/1996                           13,637                          15,141
09/30/1996                           14,016                          15,609
10/31/1996 1                         14,322                          16,039
01/31/1997                           15,845                          17,965
04/30/1997                           15,853                          18,399
07/31/1997                           18,707                          22,014
10/31/1997                           18,276                          21,188
01/31/1998                           18,540                          22,798
04/30/1998                           20,884                          25,955
07/31/1998                           19,607                          26,264
10/31/1998                           18,686                          25,852
01/31/1999                           20,771                          30,209
04/30/1999                           20,939                          31,620
07/31/1999                           20,584                          31,570
10/31/1999                           19,358                          32,486
01/31/2000                           18,213                          33,333
04/30/2000                           19,606                          34,820
07/31/2000                           19,175                          34,400
10/31/2000                           18,854                          34,461
01/31/2001                           20,491                          33,033
04/30/2001                           20,067                          30,306
07/31/2001                           20,324                          29,473
10/31/2001                           17,798                          25,884
01/31/2002                           19,522                          27,703
04/30/2002                           19,545                          26,482
07/31/2002                           16,481                          22,513
10/31/2002                           16,526                          21,976
01/31/2003                           16,887                          21,330
04/30/2003                           17,414                          22,959
07/31/2003                           19,476                          24,908
10/31/2003                           20,686                          26,544
01/31/2004                           23,353                          28,698
04/30/2004                           22,522                          28,209
07/31/2004                           22,634                          28,186
10/31/2004                           23,758                          29,043
01/31/2005                           25,932                          30,484
04/30/2005                           25,636                          29,995
07/31/2005                           27,423                          32,145
10/31/2005                           27,082                          31,574

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05

1-Year 7.44%   5-Year 6.25%   10-Year 7.93%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from 12/31 to 10/31.


                           11 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class B)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer Value
                                 Fund (Class B)                 S&P 500 Index

10/02/1995                           10,000                          10,000
12/31/1995                           10,804                          10,602
03/31/1996                           11,294                          11,170
06/30/1996                           11,399                          11,671
09/30/1996                           11,683                          12,032
10/31/1996 1                         11,930                          12,364
01/31/1997                           13,169                          13,848
04/30/1997                           13,143                          14,183
07/31/1997                           15,487                          16,969
10/31/1997                           15,105                          16,332
01/31/1998                           15,287                          17,573
04/30/1998                           17,188                          20,007
07/31/1998                           16,114                          20,245
10/31/1998                           15,327                          19,928
01/31/1999                           17,002                          23,286
04/30/1999                           17,109                          24,374
07/31/1999                           16,780                          24,335
10/31/1999                           15,754                          25,041
01/31/2000                           14,798                          25,694
04/30/2000                           15,901                          26,841
07/31/2000                           15,515                          26,517
10/31/2000                           15,237                          26,563
01/31/2001                           16,526                          25,463
04/30/2001                           16,158                          23,360
07/31/2001                           16,328                          22,719
10/31/2001                           14,280                          19,952
01/31/2002                           15,663                          21,354
04/30/2002                           15,680                          20,413
07/31/2002                           13,223                          17,354
10/31/2002                           13,258                          16,940
01/31/2003                           13,549                          16,442
04/30/2003                           13,971                          17,697
07/31/2003                           15,625                          19,200
10/31/2003                           16,596                          20,461
01/31/2004                           18,736                          22,121
04/30/2004                           18,069                          21,744
07/31/2004                           18,159                          21,727
10/31/2004                           19,060                          22,387
01/31/2005                           20,805                          23,498
04/30/2005                           20,567                          23,121
07/31/2005                           22,001                          24,778
10/31/2005                           21,727                          24,338

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05

1-Year 8.02%   5-Year 6.31%   10-Year 8.15%

1. The Fund changed its fiscal year end from 12/31 to 10/31.


                           12 | OPPENHEIMER VALUE FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class C)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer Value
                                Fund (Class C)            S&P 500 Index

05/01/1996                           10,000                   10,000
06/30/1996                           10,061                   10,297
09/30/1996                           10,314                   10,615
10/31/1996 1                         10,535                   10,908
01/31/1997                           11,629                   12,217
04/30/1997                           11,606                   12,512
07/31/1997                           13,676                   14,971
10/31/1997                           13,341                   14,409
01/31/1998                           13,508                   15,503
04/30/1998                           15,186                   17,650
07/31/1998                           14,233                   17,861
10/31/1998                           13,537                   17,581
01/31/1999                           15,012                   20,544
04/30/1999                           15,115                   21,503
07/31/1999                           14,821                   21,469
10/31/1999                           13,918                   22,092
01/31/2000                           13,070                   22,668
04/30/2000                           14,049                   23,679
07/31/2000                           13,712                   23,394
10/31/2000                           13,463                   23,435
01/31/2001                           14,600                   22,464
04/30/2001                           14,270                   20,609
07/31/2001                           14,423                   20,043
10/31/2001                           12,605                   17,602
01/31/2002                           13,804                   18,839
04/30/2002                           13,795                   18,009
07/31/2002                           11,607                   15,310
10/31/2002                           11,616                   14,945
01/31/2003                           11,841                   14,505
04/30/2003                           12,195                   15,613
07/31/2003                           13,602                   16,939
10/31/2003                           14,423                   18,051
01/31/2004                           16,241                   19,516
04/30/2004                           15,638                   19,183
07/31/2004                           15,678                   19,168
10/31/2004                           16,418                   19,750
01/31/2005                           17,893                   20,730
04/30/2005                           17,658                   20,398
07/31/2005                           18,851                   21,860
10/31/2005                           18,575                   21,472

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05

1-Year 12.14%   5-Year 6.65%   Since Inception (5/1/96) 6.74%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from 12/31 to 10/31.


                           13 | OPPENHEIMER VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class N)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer Value
                                 Fund (Class N)                 S&P 500 Index

03/01/2001                           10,000                          10,000
04/30/2001                            9,928                          10,094
07/31/2001                           10,050                           9,817
10/31/2001                            8,794                           8,621
01/31/2002                            9,635                           9,227
04/30/2002                            9,640                           8,821
07/31/2002                            8,126                           7,499
10/31/2002                            8,143                           7,320
01/31/2003                            8,307                           7,104
04/30/2003                            8,563                           7,647
07/31/2003                            9,564                           8,296
10/31/2003                           10,154                           8,841
01/31/2004                           11,453                           9,559
04/30/2004                           11,034                           9,396
07/31/2004                           11,079                           9,388
10/31/2004                           11,615                           9,674
01/31/2005                           12,667                          10,154
04/30/2005                           12,514                           9,991
07/31/2005                           13,379                          10,707
10/31/2005                           13,203                          10,517

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/05

1-Year 12.68%   5-Year  N/A   Since Inception (3/1/01) 6.14%


                           14 | OPPENHEIMER VALUE FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Value Fund (Class Y)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer Value
                                Fund (Class Y)                 S&P 500 Index

12/16/1996                           10,000                          10,000
01/31/1997                           10,699                          10,624
04/30/1997                           10,693                          10,881
07/31/1997                           12,637                          13,019
10/31/1997                           12,362                          12,531
01/31/1998                           12,552                          13,482
04/30/1998                           14,145                          15,349
07/31/1998                           13,292                          15,532
10/31/1998                           12,687                          15,289
01/31/1999                           14,111                          17,866
04/30/1999                           14,238                          18,700
07/31/1999                           13,984                          18,670
10/31/1999                           13,170                          19,212
01/31/2000                           12,392                          19,713
04/30/2000                           13,355                          20,593
07/31/2000                           13,062                          20,344
10/31/2000                           12,851                          20,380
01/31/2001                           13,980                          19,536
04/30/2001                           13,709                          17,923
07/31/2001                           13,905                          17,431
10/31/2001                           12,196                          15,308
01/31/2002                           13,387                          16,383
04/30/2002                           13,409                          15,661
07/31/2002                           11,321                          13,314
10/31/2002                           11,321                          12,997
01/31/2003                           11,557                          12,614
04/30/2003                           11,981                          13,578
07/31/2003                           13,391                          14,730
10/31/2003                           14,240                          15,698
01/31/2004                           16,090                          16,972
04/30/2004                           15,541                          16,683
07/31/2004                           15,633                          16,669
10/31/2004                           16,418                          17,176
01/31/2005                           17,942                          18,028
04/30/2005                           17,756                          17,739
07/31/2005                           19,003                          19,010
10/31/2005                           18,779                          18,673

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/05

1-Year 14.38%   5-Year 7.88%   Since Inception (12/16/96) 7.36%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                           15 | OPPENHEIMER VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "10-year" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


                           16 | OPPENHEIMER VALUE FUND

CLASS Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                           17 | OPPENHEIMER VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                           18 | OPPENHEIMER VALUE FUND
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                      BEGINNING    ENDING       EXPENSES
                                      ACCOUNT      ACCOUNT      PAID DURING
                                      VALUE        VALUE        6 MONTHS ENDED
                                      (5/1/05)     (10/31/05)   OCTOBER 31, 2005
--------------------------------------------------------------------------------
Class A Actual                        $ 1,000.00   $ 1,056.40   $ 5.09
--------------------------------------------------------------------------------
Class A Hypothetical                    1,000.00     1,020.27     5.00
--------------------------------------------------------------------------------
Class B Actual                          1,000.00     1,051.80     9.61
--------------------------------------------------------------------------------
Class B Hypothetical                    1,000.00     1,015.88     9.44
--------------------------------------------------------------------------------
Class C Actual                          1,000.00     1,051.90     9.14
--------------------------------------------------------------------------------
Class C Hypothetical                    1,000.00     1,016.33     8.98
--------------------------------------------------------------------------------
Class N Actual                          1,000.00     1,055.10     6.65
--------------------------------------------------------------------------------
Class N Hypothetical                    1,000.00     1,018.75     6.53
--------------------------------------------------------------------------------
Class Y Actual                          1,000.00     1,057.60     3.64
--------------------------------------------------------------------------------
Class Y Hypothetical                    1,000.00     1,021.68     3.57

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended October 31, 2005 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A           0.98%
---------------------------
Class B           1.85
---------------------------
Class C           1.76
---------------------------
Class N           1.28
---------------------------
Class Y           0.70
--------------------------------------------------------------------------------


                           19 | OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2005
--------------------------------------------------------------------------------

                                                                                                                             VALUE
                                                                                                           SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.6%
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.7%
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA--6.7%
Liberty Global, Inc.,
Series A                                                                                                1,306,546   $   32,363,144
-----------------------------------------------------------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                                                                              1,377,846       32,682,507
-----------------------------------------------------------------------------------------------------------------------------------
News Corp., Inc.,
Cl. A                                                                                                   1,791,800       25,533,150
                                                                                                                    ---------------
                                                                                                                        90,578,801

-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.0%
-----------------------------------------------------------------------------------------------------------------------------------
TOBACCO--5.0%
Altria Group, Inc.                                                                                        892,100       66,952,105
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY--11.4%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.0%
Halliburton Co.                                                                                           441,752       26,107,543
-----------------------------------------------------------------------------------------------------------------------------------
OIL & GAS--9.4%
BP plc, ADR                                                                                               913,230       60,638,472
-----------------------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                                         904,000       50,750,560
-----------------------------------------------------------------------------------------------------------------------------------
TotalFinaElf SA,
Sponsored ADR                                                                                             125,600       15,828,112
                                                                                                                    ---------------
                                                                                                                       127,217,144

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--30.8%
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--4.8%
UBS AG                                                                                                    758,900       65,014,963
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--8.8%
Bank of America
Corp.                                                                                                     513,478       22,459,528
-----------------------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                                            560,400       28,311,408
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                                       1,131,810       68,134,962
                                                                                                                    ---------------
                                                                                                                       118,905,898

-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--9.1%
Capital One
Financial Corp.                                                                                           444,300       33,922,305
-----------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                                           293,966       13,457,763
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan
Chase & Co.                                                                                             1,472,300       53,915,626

                                                                                                                             VALUE
                                                                                                           SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES Continued
Lehman Brothers
Holdings, Inc.                                                                                            180,900   $   21,648,303
                                                                                                                    ---------------
                                                                                                                       122,943,997

-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--5.2%
Everest Re Group Ltd.                                                                                     140,300       13,952,835
-----------------------------------------------------------------------------------------------------------------------------------
Genworth Financial,
Inc., Cl. A                                                                                             1,311,770       41,569,991
-----------------------------------------------------------------------------------------------------------------------------------
Platinum
Underwriters
Holdings Ltd.                                                                                             539,870       15,380,896
                                                                                                                    ---------------
                                                                                                                        70,903,722

-----------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.9%
Countrywide
Financial Corp.                                                                                           760,940       24,175,064
-----------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                                               237,970       14,599,460
                                                                                                                    ---------------
                                                                                                                        38,774,524

-----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--3.5%
-----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.3%
Wyeth                                                                                                     389,990       17,377,954
-----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.2%
Sanofi-Aventis
SA, ADR                                                                                                   745,800       29,921,496
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--13.0%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--9.6%
Honeywell
International, Inc.                                                                                     1,946,300       66,563,460
-----------------------------------------------------------------------------------------------------------------------------------
Raytheon Co.                                                                                              249,550        9,220,873
-----------------------------------------------------------------------------------------------------------------------------------
United
Technologies Corp.                                                                                      1,046,000       53,638,880
                                                                                                                    ---------------
                                                                                                                       129,423,213

-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--3.4%
Cendant Corp.                                                                                           2,680,440       46,693,265
-----------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--14.4%
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.5%
Hutchinson
Technology, Inc. 1                                                                                        261,300        6,480,240


                           20 | OPPENHEIMER VALUE FUND

                                                                                                                             VALUE
                                                                                                           SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS Continued
International Business
Machines Corp.                                                                                            339,850   $   27,826,918
                                                                                                                    ---------------
                                                                                                                        34,307,158

-----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--11.9%
Microsoft Corp.                                                                                         2,133,360       54,827,352
-----------------------------------------------------------------------------------------------------------------------------------
Novell, Inc. 1                                                                                          1,989,540       15,160,295
-----------------------------------------------------------------------------------------------------------------------------------
Synopsys, Inc. 1                                                                                        1,839,500       34,858,525
-----------------------------------------------------------------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1                                                                                        2,703,925       55,836,051
                                                                                                                    ---------------
                                                                                                                       160,682,223

-----------------------------------------------------------------------------------------------------------------------------------
MATERIALS--3.4%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.3%
Praxair, Inc.                                                                                             637,880       31,517,651
-----------------------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.1%
Phelps Dodge Corp.                                                                                        122,700       14,781,669
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.1%
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.1%
IDT Corp., Cl. B 1                                                                                      1,263,103       15,081,450
-----------------------------------------------------------------------------------------------------------------------------------
Sprint Nextel Corp.                                                                                       579,800       13,515,138
                                                                                                                    ---------------
                                                                                                                        28,596,588

-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--6.3%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--5.4%
AES Corp. (The) 1                                                                                       2,122,180       33,721,440
-----------------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp. 1                                                                                        823,300       12,275,403
-----------------------------------------------------------------------------------------------------------------------------------
PG&E Corp.                                                                                                264,030        9,605,412
-----------------------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                                                                  1,306,230       16,589,121
                                                                                                                    ---------------
                                                                                                                        72,191,376

-----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.9%
Sempra Energy                                                                                             285,930       12,666,699
                                                                                                                    ---------------
Total Common Stocks
(Cost $1,220,214,364)                                                                                                1,305,557,989

                                                                                                        PRINCIPAL           VALUE
                                                                                                           AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.6%
-----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 5.44% in joint
repurchase agreement (Principal Amount/Value $647,082,000, with a maturity value of $647,153,179) with UBS Warburg LLC, 3.96%, dated 10/31/05, to be repurchased at $35,182,870 on 11/1/05, collateralized by Federal National Mortgage Assn.,
5%, 10/1/35, with a value of $661,717,556 (Cost $35,179,000)                                        $  35,179,000   $   35,179,000

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,255,393,364)                                                                                        99.2%   1,340,736,989
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                                                                            0.8       10,570,546
                                                                                                    -------------------------------
NET ASSETS                                                                                                  100.0%  $1,351,307,535
                                                                                                    ===============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           21 | OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $1,255,393,364)--see
  accompanying statement of investments                         $ 1,340,736,989
--------------------------------------------------------------------------------
Cash                                                                    160,291
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                          7,709,140
Investments sold                                                      7,251,897
Interest and dividends                                                  377,243
Other                                                                    15,122
                                                                ----------------
Total assets                                                      1,356,250,682

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 2,297,238
Shares of capital stock redeemed                                      1,937,843
Distribution and service plan fees                                      243,883
Transfer and shareholder servicing agent fees                           218,613
Shareholder communications                                               81,358
Directors' compensation                                                  80,662
Other                                                                    83,550
                                                                ----------------
Total liabilities                                                     4,943,147

--------------------------------------------------------------------------------
NET ASSETS                                                      $ 1,351,307,535
                                                                ================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of capital stock                            $        57,172
--------------------------------------------------------------------------------
Additional paid-in capital                                        1,199,311,063
--------------------------------------------------------------------------------
Accumulated net investment income                                     5,255,662
--------------------------------------------------------------------------------
Accumulated net realized gain on investments                         61,340,013
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                           85,343,625
                                                                ----------------
NET ASSETS                                                      $ 1,351,307,535
                                                                ================


                           22 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $835,793,016 and 35,130,280
shares of capital stock outstanding)                            $         23.79
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                        $         25.24
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $127,257,483 and 5,492,215
shares of capital stock outstanding)                            $         23.17
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per share
(based on net assets of $170,710,048 and 7,456,442
shares of capital stock outstanding)                            $         22.89
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering
price per share (based on net assets of $76,057,811
and 3,253,372 shares of capital stock outstanding)              $         23.38
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price
per share (based on net assets of $141,489,177 and
5,839,383 shares of capital stock outstanding)                  $         24.23

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           23 | OPPENHEIMER VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $133,653)        $   16,428,818
--------------------------------------------------------------------------------
Interest                                                             1,185,723
--------------------------------------------------------------------------------
Other income                                                            21,997
                                                                ----------------
Total investment income                                             17,636,538

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      4,932,587
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              1,476,547
Class B                                                              1,092,359
Class C                                                              1,242,652
Class N                                                                264,945
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                              1,172,478
Class B                                                                323,583
Class C                                                                272,567
Class N                                                                142,517
Class Y                                                                147,376
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                153,634
Class B                                                                 58,652
Class C                                                                 34,565
Class N                                                                  6,288
--------------------------------------------------------------------------------
Directors' compensation                                                 39,113
--------------------------------------------------------------------------------
Accounting service fees                                                 15,000
--------------------------------------------------------------------------------
Custodian fees and expenses                                              7,487
--------------------------------------------------------------------------------
Other                                                                  101,165
                                                                ----------------
Total expenses                                                      11,483,515
Less reduction to custodian expenses                                    (1,232)
                                                                ----------------
Net expenses                                                        11,482,283

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                6,154,255

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                    70,292,725
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                20,234,425

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   96,681,405
                                                                ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           24 | OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                              2005             2004
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
Net investment income                                                    $     6,154,255    $   1,875,843
----------------------------------------------------------------------------------------------------------
Net realized gain                                                             70,292,725       37,112,277
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                         20,234,425       18,764,765
                                                                         ---------------------------------
Net increase in net assets resulting from operations                          96,681,405       57,752,885

----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                       (2,034,104)        (574,991)
Class B                                                                               --               --
Class C                                                                               --               --
Class N                                                                          (98,987)         (59,111)
Class Y                                                                         (289,396)         (16,057)
----------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                       (3,563,988)              --
Class B                                                                         (799,560)              --
Class C                                                                         (788,223)              --
Class N                                                                         (319,960)              --
Class Y                                                                         (289,411)              --

----------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital stock transactions:
Class A                                                                      401,024,642      126,690,468
Class B                                                                       30,568,616       15,328,730
Class C                                                                       80,170,490       40,268,281
Class N                                                                       38,290,520       23,054,671
Class Y                                                                      103,772,486       28,001,783

----------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
Total increase                                                               742,324,530      290,446,659
----------------------------------------------------------------------------------------------------------
Beginning of period                                                          608,983,005      318,536,346
                                                                         ---------------------------------
End of period (including accumulated net investment
income of $5,255,662 and $1,545,458, respectively)                       $ 1,351,307,535    $ 608,983,005
                                                                         =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           25 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED OCTOBER 31,                     2005          2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   21.15     $   18.46       $   14.78       $   15.93       $   17.06
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .19 1         .13 1           .04             .07             .03
Net realized and unrealized gain (loss)                2.75          2.61            3.67           (1.21)           (.98)
                                                  --------------------------------------------------------------------------
Total from investment operations                       2.94          2.74            3.71           (1.14)           (.95)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.11)         (.05)           (.03)           (.01)           (.18)
Distributions from net realized gain                   (.19)           --              --              --              --
                                                  --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.30)         (.05)           (.03)           (.01)           (.18)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   23.79     $   21.15       $   18.46       $   14.78       $   15.93
                                                  ==========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    13.99%        14.85%          25.18%          (7.15)%         (5.60)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 835,793     $ 378,785       $ 215,019       $ 141,563       $ 166,285
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 600,426     $ 303,560       $ 166,143       $ 166,319       $ 181,631
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  0.83%         0.66%           0.37%           0.38%           0.19%
Total expenses                                         0.99% 4       1.07% 4,5       1.22% 4,5       1.22% 4,5       1.26% 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  72%           85%            117%            150%            336%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           26 | OPPENHEIMER VALUE FUND

CLASS B     YEAR ENDED OCTOBER 31,                     2005          2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   20.68     $   18.18       $   14.64       $   15.89       $   16.99
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.01) 1       (.05)(1)        (.06)           (.10)           (.11)
Net realized and unrealized gain (loss)                2.69          2.55            3.60           (1.15)           (.97)
                                                  --------------------------------------------------------------------------
Total from investment operations                       2.68          2.50            3.54           (1.25)          (1.08)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     --            --              --              --            (.02)
Distributions from net realized gain                   (.19)           --              --              --              --
                                                  --------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (.19)           --              --              --            (.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   23.17     $   20.68       $   18.18       $   14.64       $   15.89
                                                  ==========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    13.02%        13.75%          24.18%          (7.87)%         (6.34)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 127,258     $  85,683       $  60,858       $  47,323       $  57,584
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 109,545     $  77,341       $  51,476       $  56,200       $  65,115
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.03)%       (0.24)%         (0.44)%         (0.40)%         (0.57)%
Total expenses                                         1.87%         1.98%           2.14%           2.01%           2.01%
Expenses after payments and waivers and
reduction to custodian expenses                        1.87%         1.98%           2.05%           2.01%           2.01%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  72%           85%            117%            150%            336%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           27 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED OCTOBER 31,                      2005           2004           2003            2002          2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    20.41     $    17.93      $   14.44      $    15.67      $  16.77
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .01 1         (.03) 1         .03            (.01)         (.08)
Net realized and unrealized gain (loss)                 2.66           2.51           3.46           (1.22)         (.99)
                                                  --------------------------------------------------------------------------
Total from investment operations                        2.67           2.48           3.49           (1.23)        (1.07)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --             --             --              --          (.03)
Distributions from net realized gain                    (.19)            --             --              --            --
                                                  --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.19)            --             --              --          (.03)
----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $    22.89     $    20.41      $   17.93      $    14.44      $  15.67
                                                  ==========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     13.14%         13.83%         24.17%          (7.85)%       (6.38)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  170,710     $   79,501      $  32,625      $   13,466      $ 10,494
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  124,605     $   61,387      $  21,366      $   12,977      $ 11,088
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            0.04%         (0.17)%        (0.49)%         (0.41)%       (0.56)%
Total expenses                                          1.77% 4        1.89% 4,5      2.07% 4,5       2.00% 4,5     2.01% 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   72%            85%           117%            150%          336%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           28 | OPPENHEIMER VALUE FUND

CLASS N     YEAR ENDED OCTOBER 31,                      2005           2004           2003           2002        2001 1
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    20.80     $    18.25      $   14.68      $    15.90      $  18.08
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .11 2          .06 2          .03             .05          (.02)
Net realized and unrealized gain (loss)                 2.72           2.56           3.59           (1.22)        (2.16)
                                                  ------------------------------------------------------------------------
Total from investment operations                        2.83           2.62           3.62           (1.17)        (2.18)
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.06)          (.07)          (.05)           (.05)           --
Distributions from net realized gain                    (.19)            --             --              --            --
                                                  ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.25)          (.07)          (.05)           (.05)           --
--------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $    23.38     $    20.80      $   18.25      $    14.68      $  15.90
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     13.68%         14.39%         24.70%          (7.41)%      (12.06)%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   76,058     $   33,100      $   7,417      $    1,201      $     12
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   53,166     $   23,344      $   3,275      $      508      $      5
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                            0.50%          0.28%         (0.03)%          0.00%        (0.45)%
Total expenses                                          1.30%          1.45%          1.61%           1.49%         1.61%
Expenses after payments and waivers and
reduction to custodian expenses                         1.30%          1.45%          1.55%           1.49%         1.61%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   72%            85%           117%            150%          336%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           29 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED OCTOBER 31,                      2005           2004           2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    21.54     $    18.79      $   14.96      $    16.20      $  17.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 1                           .26            .24          (1.86)            .06           .10
Net realized and unrealized gain (loss)                 2.81           2.62           5.71 1         (1.21) 1       (.97) 1
                                                  -------------------------------------------------------------------------
Total from investment operations                        3.07           2.86           3.85           (1.15)         (.87)
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.19)          (.11)          (.02)           (.09)           --
Distributions from net realized gain                    (.19)            --             --              --            --
                                                  -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.38)          (.11)          (.02)           (.09)           --
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $    24.23     $    21.54      $   18.79      $    14.96      $  16.20
                                                  =========================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     14.38%         15.30%         25.78%          (7.18)%       (5.10)%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  141,489     $   31,914      $   2,617      $    1,074      $    638
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   83,000     $    8,398      $   1,558      $      955      $    155
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.10%          1.17%          0.76%           0.33%         0.62%
Total expenses                                          0.70%          0.61%          1.19%           3.77%         1.20%
Expenses after payments and waivers and
reduction to custodian expenses                         0.70%          0.61%          0.80%           1.23%         0.83%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   72%            85%           117%            150%          336%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           30 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by


                           31 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

   Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.


                           32 | OPPENHEIMER VALUE FUND

Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED        ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM               LOSS   FOR FEDERAL INCOME
     INCOME                    GAIN   CARRYFORWARD 1,2         TAX PURPOSES
     ----------------------------------------------------------------------
     $ 27,129,610      $ 40,125,513               $ --         $ 84,761,319

1. During the fiscal year ended October 31, 2005, the Fund utilized $1,620,254 of capital loss carryforward to offset capital gains realized in that fiscal year. a,b

      a. Includes $1,175,862 of capital loss carryforwards acquired in the November 6, 2003 merger of Oppenheimer Select Managers Salomon Brothers All Cap Fund.

      b. Includes $444,392 of capital loss carryforwards acquired in the September 18, 2003 merger of Oppenheimer Trinity Value Fund.

2. During the fiscal year ended October 31, 2004, the Fund utilized $29,785,616 of capital loss carryforward to offset capital gains realized in that fiscal year. a,b

      a. Includes $444,392 of capital loss carryforwards acquired in the September 18, 2003 merger of Oppenheimer Trinity Value Fund.

      b. Includes $1,348,116 of capital loss carryforwards acquired in the November 6, 2003 merger of Oppenheimer Select Managers Salomon Brothers All Cap Fund.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                                               REDUCTION TO
                                    REDUCTION TO            ACCUMULATED NET
     INCREASE TO                 ACCUMULATED NET           REALIZED GAIN ON
     PAID-IN CAPITAL           INVESTMENT INCOME              INVESTMENTS 3
     ----------------------------------------------------------------------
     $ 8,249,637                        $ 21,564                $ 8,228,073

3. $6,629,383, including $4,295,824 of long-term capital gain, was distributed in connection with Fund share redemptions.


                           33 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 was as follows:

                                     YEAR ENDED             YEAR ENDED
                               OCTOBER 31, 2005       OCTOBER 31, 2004
           -----------------------------------------------------------
           Distributions
           paid from:
           Ordinary income          $ 2,422,487              $ 650,159
           Long-term
           capital gain               5,761,142                     --
                                --------------------------------------
           Total                    $ 8,183,629              $ 650,159
                                ======================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities              $ 1,255,975,670
                                                       ===============

           Gross unrealized appreciation               $   119,196,411
           Gross unrealized depreciation                   (34,435,092)
                                                       ---------------
           Net unrealized appreciation                 $    84,761,319
                                                       ===============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2005, the Fund's projected benefit obligations were increased by $17,499 and payments of $2,208 were made to retired directors, resulting in an accumulated liability of $63,088 as of October 31, 2005.

   The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.


                           34 | OPPENHEIMER VALUE FUND

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 600 million shares of $0.001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                          YEAR ENDED OCTOBER 31, 2005    YEAR ENDED OCTOBER 31, 2004
                               SHARES          AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------
CLASS A
Sold                       21,899,954   $ 510,001,541     8,369,840   $  170,220,679
Dividends and/or
distributions reinvested      224,061       5,016,717        26,697          512,868
Acquisition-Note 5                 --              --       393,950        7,335,351
Redeemed                   (4,906,749)   (113,993,616)   (2,522,842)     (51,378,430)
                           ----------------------------------------------------------
Net increase               17,217,266   $ 401,024,642     6,267,645   $  126,690,468
                           ==========================================================

-------------------------------------------------------------------------------------
CLASS B
Sold                        2,699,016   $  61,263,523     2,032,579   $   40,623,831
Dividends and/or
distributions reinvested       33,852         744,025            --               --
Acquisition-Note 5                 --              --       286,209        5,246,208
Redeemed                   (1,384,112)    (31,438,932)   (1,523,503)     (30,541,309)
                           ----------------------------------------------------------
Net increase                1,348,756   $  30,568,616       795,285   $   15,328,730
                           ==========================================================


                           35 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK Continued

                          YEAR ENDED OCTOBER 31, 2005    YEAR ENDED OCTOBER 31, 2004
                              SHARES           AMOUNT       SHARES            AMOUNT
-------------------------------------------------------------------------------------
CLASS C
Sold                       4,592,560    $ 103,383,454    2,218,314    $   43,763,468
Dividends and/or
distributions reinvested      31,946          693,237           --                --
Acquisition-Note 5                --               --      440,763         7,968,992
Redeemed                  (1,062,520)     (23,906,201)    (584,362)      (11,464,179)
                          -----------------------------------------------------------
Net increase               3,561,986    $  80,170,490    2,074,715    $   40,268,281
                          ===========================================================

-------------------------------------------------------------------------------------
CLASS N
Sold                       2,243,821    $  51,659,803    1,012,546    $   20,320,194
Dividends and/or
distributions reinvested      18,560          409,435        3,115            59,100
Acquisition-Note 5                --               --      452,633         8,332,974
Redeemed                    (600,186)     (13,778,718)    (283,432)       (5,657,597)
                          -----------------------------------------------------------
Net increase               1,662,195    $  38,290,520    1,184,862    $   23,054,671
                          ===========================================================

-------------------------------------------------------------------------------------
CLASS Y
Sold                       5,325,506    $ 127,221,723    1,405,605    $   29,328,236
Dividends and/or
distributions reinvested      25,451          578,749          822            16,039
Acquisition-Note 5                --               --           51               969
Redeemed                    (992,963)     (24,027,986)     (64,351)       (1,343,461)
                          -----------------------------------------------------------
Net increase               4,357,994    $ 103,772,486    1,342,127    $   28,001,783
                          ===========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2005, were as follows:

                                                PURCHASES          SALES
          --------------------------------------------------------------
          Investment securities            $1,285,593,955   $667,849,379

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per


                           36 | OPPENHEIMER VALUE FUND
account fee. For the year ended October 31, 2005, the Fund paid $1,960,525 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at October 31, 2005 for Class B, Class C and Class N shares were $3,075,727, $1,719,593 and $713,193, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.


                           37 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

                                         CLASS A         CLASS B         CLASS C         CLASS N
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------
October 31, 2005     $ 1,065,744       $     948      $  190,006      $   27,739      $   51,032

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ACQUISITION OF OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

On November 6, 2003, the Fund acquired all of the net assets of Oppenheimer Select Managers Salomon Brothers All Cap Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Select Managers Salomon Brothers All Cap Fund shareholders on October 31, 2003. The Fund issued (at an exchange ratio of 0.516576 for Class A, 0.514763 for Class B, 0.521451 for Class C,
0.517683 for Class N and 0.511551 for Class Y of the Fund to one share of Oppenheimer Select Managers Salomon Brothers All Cap Fund) 393,950; 286,209; 440,763; 452,633 and 51 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $7,335,351, $5,246,208, $7,968,992, $8,332,974 and $969 in exchange for the net assets, resulting in combined Class A net assets of $227,060,486, Class B net assets of $66,085,206, Class C net assets of $41,217,738, Class N net assets of $15,907,953 and Class Y net assets of $2,648,868 on November 6, 2003. The net assets acquired included net unrealized appreciation of $2,862,951 and an unused capital loss carryforward of $2,523,977, potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or


                           38 | OPPENHEIMER VALUE FUND
participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                           39 | OPPENHEIMER VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER SERIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund (one of the portfolios constituting the Oppenheimer Series Fund, Inc.), including the statement of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 20, 2005


                           40 | OPPENHEIMER VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $0.3005, $0.1913, $0.1913, $0.2505 and
$0.3826 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 3, 2004, of which $0.1913 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2005 which are not designated as capital gain distributions should be multiplied by 45.40% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2005 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $16,418,121 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           41 | OPPENHEIMER VALUE FUND

REPORT OF SHAREHOLDER MEETING  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On August 17, 2005, a shareholder meeting of the Oppenheimer Series Fund, Inc. (Oppenheimer Value Fund) was held at which the eleven Trustees identified below were elected to both Funds (Proposal No. 1) and the sub-proposals in (Proposal No. 2) were approved by the Oppenheimer Value Fund as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

--------------------------------------------------------------------------------
PROPOSAL NO. 1

NOMINEE                                   FOR        WITHHELD              TOTAL
--------------------------------------------------------------------------------
TRUSTEES
Matthew P. Fink                27,131,084.022     250,883.060     27,381,967.082
Robert G. Galli                27,104,151.422     277,815.660     27,381,967.082
Phillip A. Griffiths           27,122,224.683     259,742.399     27,381,967.082
Mary F. Miller                 27,108,544.790     273,422.292     27,381,967.082
Joel W. Motley                 27,129,378.717     252,588.365     27,381,967.082
John V. Murphy                 27,117,932.351     264,034.731     27,381,967.082
Kenneth A. Randall             27,081,245.815     300,721.267     27,381,967.082
Russell S. Reynolds, Jr.       27,094,703.832     287,263.250     27,381,967.082
Joseph M. Wikler               27,128,328.216     253,638.866     27,381,967.082
Peter I. Wold                  27,113,639.594     268,327.488     27,381,967.082
Clayton K. Yeutter             27,096,139.270     285,827.812     27,381,967.082

--------------------------------------------------------------------------------
PROPOSAL NO. 2: Proposal to change the policy on

               FOR       AGAINST      ABSTAIN  BROKER NON-VOTE             TOTAL
--------------------------------------------------------------------------------
2K: Real Estate and Commodities
    19,302,099.667   538,654.907  505,337.508    7,035,875.000    27,381,967.082
2L: Senior Securities
    19,314,271.577   499,822.506  531,997.999    7,035,875.000    27,381,967.082


                           42 | OPPENHEIMER VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                           43 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
THE FUND, LENGTH OF SERVICE,      TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
AGE                               CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY,
DIRECTORS                         CENTENNIAL, CO 80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR
                                  UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,               Director of American Commercial Lines (barge company) (since January
Chairman of the Board             2005); Attorney at Hogan & Hartson (law firm) (since June 1993); Director
of Directors (since 2003),        of Danielson Holding Corp. (waste-to-energy company) (since 2002);
Director (since 1996)             Director of Weyerhaeuser Corp. (1999-April 2004); Director of Caterpillar,
Age: 74                           Inc. (1993-December 2002); Director of ConAgra Foods (1993-2001); Director
                                  of Texas Instruments (1993-2001); Director of FMC Corporation
                                  (1993-2001). Oversees 38 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy research
Director (since 2005)             foundation) (since 2005); Director of ICI Education Foundation (education
Age: 64                           foundation) (since October 1991); President of the Investment Company
                                  Institute (trade association) (1991-2004); Director of ICI Mutual
                                  Insurance Company (insurance company) (1991-2004). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A trustee or director of other Oppenheimer funds. Oversees 48 portfolios
Director (since 1996)             in the OppenheimerFunds complex.
Age: 72

PHILLIP A. GRIFFITHS,             Director of GSI Lumonics Inc. (precision medical equipment supplier)
Director (since 1999)             (since 2001); Trustee of Woodward Academy (since 1983); Senior Advisor of
Age: 67                           The Andrew W. Mellon Foundation (since 2001); Member of the National
                                  Academy of Sciences (since 1979); Member of the American Philosophical
                                  Society (since 1996); Council on Foreign Relations (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust
                                  New York Corporation (1994-1999). Oversees 38 portfolios in the
                                  OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of the American Symphony Orchestra (not-for-profit) (since October
Director (since 2004)             1998); and Senior Vice President and General Auditor of American Express
Age: 63                           Company (financial services company) (July 1998-February 2003). Oversees
                                  38 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Director of Columbia Equity Financial Corp. (privately-held financial
Director (since 2002)             adviser) (since 2002); Managing Director of Carmona Motley, Inc.
Age: 53                           (privately-held financial adviser) (since January 2002); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January
                                  1998-December 2001). Oversees 38 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,               Director of Dominion Resources, Inc. (electric utility holding company)
Director (since 1996)             (since February 1972); Former Director of Prime Retail, Inc. (real estate
Age: 78                           investment trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumbermens Mutual Casualty Company, American Motorists
                                  Insurance Company and American Manufacturers Mutual Insurance Company;
                                  Former President and Chief Executive Officer of The Conference Board, Inc.
                                  (international economic and business research). Oversees 38 portfolios in the OppenheimerFunds complex.


                           44 | OPPENHEIMER VALUE FUND

RUSSELL S. REYNOLDS, JR.,         Chairman of The Directorship Search Group, Inc. (corporate governance
Director (since 1996)             consulting and executive recruiting) (since 1993); Life Trustee of
Age: 73                           International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich. Oversees 38 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of the following medical device companies: Medintec (since 1992)
Director (since 2005)             and Cathco (since 1996); Director of Lakes Environmental Association
Age: 64                           (since 1996); Member of the Investment Committee of the Associated Jewish
                                  Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 39 portfolios in the
                                  OppenheimerFunds complex.

PETER I. WOLD,                    President of Wold Oil Properties, Inc. (oil and gas exploration and
Director (since 2005)             production company) (since 1994); Vice President, Secretary and Treasurer
Age: 57                           of Wold Trona Company, Inc. (soda ash processing and production) (since
                                  1996); Vice President of Wold Talc Company, Inc. (talc mining) (since
                                  1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since
                                  1979); Director and Chairman of the Denver Branch of the Federal Reserve
                                  Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 39 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September
Director (since 2005)             1996); Director of Special Value Opportunities Fund, LLC (registered
Age: 62                           investment company) (since September 2004); Director of Zurich Financial
                                  Investment Advisory Board (affiliate of the Manager's parent company)
                                  (since October 2004); Board of Governing Trustees of The Jackson
                                  Laboratory (non-profit) (since August 1990); Trustee of the Institute for
                                  Advanced Study (non-profit educational institute) (since May 1992);
                                  Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004); Trustee of Research
                                  Foundation of AIMR (2000-2002) (investment research, non-profit);
                                  Governor, Jerome Levy Economics Institute of Bard College (August 1990-
                                  September 2001) (economics research); Director of Ray & Berendtson, Inc.
                                  (May 2000-April 2002) (executive search firm). Oversees 48 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR AND OFFICER   THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                                  STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES AS A
                                  DIRECTOR FOR AN INDEFINITE TERM AND AS AN OFFICER FOR AN ANNUAL TERM, OR
                                  UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN
                                  INTERESTED DIRECTOR DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND
                                  ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and
President, Principal Executive    President (since September 2000) of the Manager; President and Director or
Officer and Director              Trustee of other Oppenheimer funds; President and Director of Oppenheimer
(since 2001)                      Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
Age: 56                           Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
                                  Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
                                  (subsidiary of the Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                  (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                  Management, Inc., Centennial Asset Management Corporation, Trinity
                                  Investment Management Corporation and Tremont Capital Management, Inc.
                                  (since November 2001), HarbourView Asset Management Corporation and OFI
                                  Private Investments, Inc. (since July 2001); President (since November 1,
                                  2001) and


                           45 | OPPENHEIMER VALUE FUND

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

                                  Director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                                  Executive Vice President of Massachusetts Mutual Life Insurance Company
                                  (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                  Corporation (holding company parent of Babson Capital Management LLC)
                                  (since June 1995); Member of the Investment Company Institute's Board of
                                  Governors (since October 3, 2003); Chief Operating Officer of the Manager
                                  (September 2000-June 2001); President and Trustee of MML Series Investment
                                  Fund and MassMutual Select Funds (open-end investment companies)
                                  (November 1999-November 2001); Director of C.M. Life Insurance Company
                                  (September 1999-August 2000); President, Chief Executive Officer and
                                  Director of MML Bay State Life Insurance Company (September 1999-August
                                  2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                  (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998).
                                  Oversees 77 portfolios as a Director or Trustee and 10 additional portfolios as officer in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE FUND        THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR
                                  MESSRS. LEAVY AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                  NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON
                                  WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR
                                  UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,                Senior Vice President of the Manager since September 2000. Formerly a
Vice President (since 2000)       portfolio manager of Morgan Stanley Dean Witter Investment Management
Age: 34                           (1997 - September 2000). An officer of 7 portfolios in the
                                  OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief          March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Compliance Officer                Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                      (since June 1983). Former Vice President and Director of Internal Audit of
Age: 55                           the Manager (1997-February 2004). An officer of 87 portfolios in the
                                  OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal           Treasurer of the following: HarbourView Asset Management Corporation,
Financial and Accounting          Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Officer (since 1999)              Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
Age: 46                           Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since
                                  March 2000), OppenheimerFunds International Ltd. (since May 2000),
                                  OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                  Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003);
                                  Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation
                                  (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                                  2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                  Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.


                           46 | OPPENHEIMER VALUE FUND

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2001)            March 2002) of the Manager; General Counsel and Director of the
Age: 57                           Distributor (since December 2001); General Counsel of Centennial Asset
                                  Management Corporation (since December 2001); Senior Vice President and
                                  General Counsel of HarbourView Asset Management Corporation (since
                                  December 2001); Secretary and General Counsel of OAC (since November
                                  2001); Assistant Secretary (since September 1997) and Director (since
                                  November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                  plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc.
                                  (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                  (since November 2001); Senior Vice President, General Counsel and Director
                                  of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
                                  (since December 2001); Senior Vice President, General Counsel and Director
                                  of OFI Private Investments, Inc. and OFI Trust Company (since November
                                  2001); Vice President of OppenheimerFunds Legacy Program (since June
                                  2003); Senior Vice President and General Counsel of OFI Institutional
                                  Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                  (Asia) Limited (since December 2003); Senior Vice President (May
                                  1985-December 2003), Acting General Counsel (November 2001-February 2002)
                                  and Associate General Counsel (May 1981-October 2001) of the Manager;
                                  Assistant Secretary of the following: Shareholder Services, Inc. (May
                                  1985-November 2001), Shareholder Financial Services, Inc. (November
                                  1989-November 2001), and OppenheimerFunds International Ltd. (September
                                  1997-November 2001). An officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                           47 | OPPENHEIMER VALUE FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $28,000 in fiscal 2005 and $26,000 in fiscal 2004.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $156,805 in fiscal 2005 and $39,500 in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: internal control reviews.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and $6,000 in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: Computations of capital gain tax liability, preparation of tax returns, preparation of Form 5500 and tax consultations on pass through of foreign withholding taxes and mortgage dollar roll transactions.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $161,805 in fiscal 2005 and $45,500 in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of October 31, 2005, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange

Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund, Inc.


By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer
Date: December 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer
Date: December 20, 2005


By:   /s/ Brian W. Wixted
      -------------------
      Brian W. Wixted
      Principal Financial Officer
Date: December 20, 2005